                            AMERICAN GROWTH SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED SEPTEMBER 29, 1995
                        TO PROSPECTUS DATED MAY 1, 1995

  For Contracts issued in Texas, the guaranteed minimum Death Proceeds will be
                                     ------------------
recalculated on the sixth Contract Anniversary, and every sixth year anniversary thereafter until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation will be made every six years until the 71st birthday of the older Contract Owner.) For more information about the guaranteed minimum Death Proceeds, see "Payment
                               ------------------
on Death Prior to Annuitization."



AG-1391-95

                            AMERICAN GROWTH SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                  NEW ENGLAND VARIABLE LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET

                          BOSTON, MASSACHUSETTS 02116

                                (617) 578-2000

  This prospectus offers individual flexible and single purchase payment variable annuity contracts (the "Contracts") that are currently intended for use with certain retirement plans that qualify for tax benefited treatment under the Internal Revenue Code (the "Code"), for individual use, and for use with plans and trusts not qualifying under the Code for tax benefited treatment. All purchase payments made under the Contracts may be allocated to New England Variable Annuity Separate Account (the "Variable Account"), a separate investment account of New England Variable Life Insurance Company ("NEVLICO" or the "Company"). Assets of the Variable Account are invested in shares of certain Series of the New England Zenith Fund (collectively, the "Eligible Funds"). See "Investments of the Variable Account." The owner of a Contract chooses the Eligible Funds in which the purchase payments are invested and may change the Eligible Fund or Funds selected from time to time. Any one or a combination of the following Eligible Funds may be selected, within limits:

Back Bay Advisors Bond Income Series      Draycott International Equity Series

Back Bay Advisors Money Market            Alger Equity Growth Series
Series

Loomis Sayles Avanti Growth Series        Venture Value Series

Westpeak Value Growth Series              Salomon Brothers U.S. Government
                                          Series

Loomis Sayles Small Cap Series            Salomon Brothers Strategic Bond
                                          Opportunities Series

Loomis Sayles Balanced Series

  A Fixed Account option is also available in approved states. (See "The Fixed Account" for more information.) Special limits apply to transfers of Contract
                                ---------------------------------------------
Value to and from the Fixed Account.
------------------------------------

  This prospectus sets forth concisely the information about the Contracts that a prospective investor ought to know before investing. The prospectus should be read carefully and retained for future reference.

  Certain additional information about the Contracts is contained in a Statement of Additional Information dated May 1, 1995, as it may be supplemented from time to time, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents of the Statement of Additional Information appears on page A-49 of this prospectus. The Statement of Additional Information is available without charge and may be obtained by writing to New England Securities Corporation ("New England Securities"), 399 Boylston St., Boston, Massachusetts 02116.

  New England Securities serves as principal underwriter for the Variable Account. New England Securities is a subsidiary of New England Mutual Life Insurance Company ("The New England"), the parent company of NEVLICO.

     THESE SECURITIES HAVE NOT  BEEN APPROVED OR DISAPPROVED BY THE
      SECURITIES  AND EXCHANGE COMMISSION  NOR HAS THE  COMMISSION
       PASSED  UPON THE ACCURACY OR ADEQUACY OF  THIS PROSPECTUS.
        ANY  REPRESENTATION  TO   THE  CONTRARY  IS  A  CRIMINAL
         OFFENSE.

                  The date of this Prospectus is May 1, 1995.

  THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE NEW ENGLAND ZENITH FUND AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

  AN INVESTMENT IN THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS
                                       OF
                                 THE PROSPECTUS

                                                                           PAGE
                                                                           ----
GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS.........................  A-4
HIGHLIGHTS................................................................  A-5
EXPENSE TABLE.............................................................  A-8
HOW THE CONTRACT WORKS.................................................... A-13
THE COMPANY............................................................... A-14
THE VARIABLE ACCOUNT...................................................... A-14
INVESTMENTS OF THE VARIABLE ACCOUNT....................................... A-14
    Investment Advice..................................................... A-16
    Substitution of Investments........................................... A-16
GUARANTEED OPTION......................................................... A-16
THE CONTRACTS............................................................. A-16
    Purchase Payments..................................................... A-17
    Allocation of Purchase Payments....................................... A-17
    Contract Value and Accumulation Unit Value............................ A-18
    Payment on Death Prior to Annuitization............................... A-18
    Transfer Privilege.................................................... A-20
    Dollar Cost Averaging................................................. A-21
    Surrenders............................................................ A-21
    Systematic Withdrawals................................................ A-22
    Suspension of Payments................................................ A-23
    Ownership Rights...................................................... A-23
    Requests and Elections................................................ A-23
    Ten Day Right to Review............................................... A-23
ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUC-
 TIONS.................................................................... A-24
    Administration Charges................................................ A-24
    Mortality and Expense Risk Charge..................................... A-24
    Contingent Deferred Sales Charge...................................... A-25
    Premium Tax Charge.................................................... A-27
    Other Expenses........................................................ A-27
    Charges Under Contracts Purchased by Exchanging a Fund I, Preference
     or Zenith Accumulator Contract....................................... A-28
ANNUITY PAYMENTS.......................................................... A-29
    Election of Annuity................................................... A-29
    Annuity Options....................................................... A-29
AMOUNT OF VARIABLE ANNUITY PAYMENTS....................................... A-30
FEDERAL INCOME TAX STATUS................................................. A-31
    Introduction.......................................................... A-31
    Taxation of NEVLICO................................................... A-32
    Tax Status of the Contract............................................ A-32
    Taxation of Annuities................................................. A-33
    Qualified Contracts................................................... A-34
    Withholding........................................................... A-36
    Possible Changes in Taxation.......................................... A-36
    Other Tax Consequences................................................ A-36
    General............................................................... A-36
VOTING RIGHTS............................................................. A-36
DISTRIBUTION OF CONTRACTS................................................. A-37

                                                                            PAGE
                                                                            ----
THE FIXED ACCOUNT.......................................................... A-37
    General Description of the Fixed Account............................... A-37
    Contract Value and Fixed Account Transactions.......................... A-38
FINANCIAL STATEMENTS....................................................... A-38
INVESTMENT EXPERIENCE INFORMATION.......................................... A-39
AVERAGE ANNUAL TOTAL RETURN................................................ A-39
APPENDIX A: Consumer Tips.................................................. A-47
APPENDIX B: Contingent Deferred Sales Charge............................... A-48

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

  ACCOUNT--A sub-account of the Variable Account or the Fixed Account.

  ACCUMULATION UNIT--An accounting device used to calculate the Contract Value prior to annuitization.

  ACCUMULATION UNIT VALUE--The value of an Accumulation Unit, determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open. The Accumulation Unit Value of a sub-account reflects the net investment experience of the underlying Eligible Fund and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge.

  ADMINISTRATION ASSET CHARGE--A charge deducted daily from the assets of each sub-account of the Variable Account to cover the Company's cost of providing certain administrative services relating to the Contracts and the Variable Account. On an annualized basis, the charge equals .10% of daily net assets.

  ADMINISTRATION CONTRACT CHARGE--A charge deducted annually from the Contract Value in the Variable Account to cover the Company's cost of providing certain administrative services relating to the Contracts and the Variable Account. The charge is the lesser of: 2% of the total Contract Value and $30.

  ANNUITANT--The person on whose life the Contract is issued.

  ANNUITIZATION--Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier surrender of the Contract.

  ANNUITY UNIT--An accounting device used to calculate the dollar amount of annuity payments.

  BENEFICIARY--The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract Owner is not a natural person) dies before annuitization of the Contract.

  CONTINGENT ANNUITANT--If designated in the application, the person who becomes the Annuitant under the Contract if the Annuitant dies prior to annuitization. A Contingent Annuitant must be designated for individually owned Contracts where the Contract Owner and Annuitant are not the same. The Contingent Annuitant must be a Contract Owner. The Contingent Annuitant cannot be changed after the death of the Annuitant.

  CONTINGENT DEFERRED SALES CHARGE--A charge deducted upon certain full and partial surrenders and application of Contract proceeds to certain annuity payment options, or, in certain circumstances, upon withdrawal of amounts that were applied to a payment option. In addition, in states where the maximum maturity age permitted by law is less than 95, a Contingent Deferred Sales Charge may apply at the Maturity Date.

  CONTRACT DATE--The date shown as the Contract Date in the Contract.

  CONTRACT OWNER--The person so designated in the application or as subsequently changed.

  CONTRACT VALUE--On or before annuitization, the value obtained by multiplying the number of Accumulation Units credited to the Contract by the appropriate current Accumulation Unit Value. Under Contracts with the Fixed Account option, the Contract Value also includes the amount of Contract Value allocated to the Fixed Account.

  CONTRACT YEAR--A twelve month period commencing with the Contract Date and with each Contract anniversary thereafter.

  DEATH PROCEEDS (prior to annuitization)--The amount payable by the Company upon receipt of due proof of the death of the Contract Owner (or of the death of the first Contract Owner to die under a jointly owned Contract) and election of payment prior to annuitization. For a Contract that is not owned by an individual, the Death Proceeds are payable upon receipt of due proof of the death of the Annuitant (and election of payment) prior to annuitization. The Death Proceeds are guaranteed to be no less than the purchase payments made, adjusted for any previous surrenders. However, after the first seven Contract Years, a higher (but never a lower) guarantee may apply, depending on your Contract Value. In certain states, the Death Proceeds will be reduced by the applicable premium tax charge.

  ELIGIBLE FUNDS--A term that currently includes 11 Series of the New England Zenith Fund. Purchase payments allocated to the Variable Account may be invested in shares of one or more of these Series, as described on pages A-14 to A-16.

  FIXED ACCOUNT--A part of the Company's general account to which net purchase payments may be allocated under certain Contracts. The Fixed Account provides guarantees of principal and interest. Special limits apply to transfers of Contract Value to and from the Fixed Account. See page A-37.

  MORTALITY AND EXPENSE RISK CHARGE--A charge deducted daily from the assets of each sub-account of the Variable Account to compensate the Company for assuming certain mortality and expense risks under the Contracts. On an annualized basis, the charge equals 1.25% of daily net assets.

  MATURITY DATE--The date on which annuity payments are to commence, unless the Contract Owner applies the Contract Value to an annuity payment option at an earlier date. The Maturity Date will be the date when the older of the Contract Owner(s) and the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less).

  PAYEE--Any person or entity entitled to receive payment in one sum or under a payment option. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to payments upon death of the Contract Owner (or Annuitant, if the Contract is not owned in an individual capacity), and (iii) in the event of surrender or partial surrender of the Contract, the Contract Owner.

  PREMIUM TAX CHARGE--A charge to recover premium taxes which the Company pays to certain states.

  PURCHASE PAYMENTS--Amounts paid to the Company for investment in the Contract.

  SYSTEMATIC WITHDRAWALS--A method of distributing your Contract Value which involves a series of partial surrenders.

  TEN DAY RIGHT TO REVIEW--Within 10 days (or more if required by law) of your receipt of an issued Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value (or, if required by state law, all purchase payments made).

  VARIABLE ACCOUNT--A separate investment account of the Company designated as the New England Variable Annuity Separate Account. The Variable Account is divided into sub-accounts, each of which invests in shares of one of the Eligible Funds.

  VARIABLE ANNUITY--An annuity providing for payments varying in amount in accordance with the investment experience of the assets of a separate investment account.

                                  HIGHLIGHTS

  This prospectus describes Contracts under which purchase payments are allocated to the Variable Account. If the Fixed Account is available under your Contract, you may allocate all or part of your purchase payments or transfer all or part of your Contract Value to that account. For a description of the Fixed Account, the rules regarding transactions which involve the Fixed Account (such as special restrictions on transfers of Contract Value to and from the Fixed Account), and the way in which the Fixed Account affects the Contract Value, see "The Fixed Account". You should review "The Fixed Account" carefully before allocating purchase payments or Contract Value to that account.

TAX DEFERRED VARIABLE ANNUITIES:

  The deferral of taxes on earnings under variable annuities is designed to encourage long-term personal savings and supplemental retirement plans.

THE CONTRACT:

  The American Growth Series is a variable annuity issued by NEVLICO. The variable annuity provides for variable payments to commence at the Maturity Date. The Contract Owner may, however, surrender the Contract and apply the proceeds to an annuity payment option at an earlier date. The payments generally are made on a monthly basis and will vary in amount according to the payment option selected and the investment results of the underlying Eligible Fund(s). (See "Annuity Payments".)

PURCHASE PAYMENTS:

  Under current rules, the minimum initial purchase payment is $2,000 for Contracts used in connection with retirement plans qualifying for tax benefited treatment under the Code and $5,000 for all other Contracts. The maximum purchase payment permitted is $1,000,000, unless the Company consents to a higher amount. Any subsequent purchase payments must be at least $250. The Company reserves the right to limit purchase payments made in any Contract Year or in total under a Contract. No purchase payment may be made (1) within seven years prior to the Contract's Maturity Date (except under Contracts issued in Pennsylvania or New York), or (2) after a Contract Owner (or after the Annuitant, if the Contract is not owned in an individual capacity) reaches age 86. (See "Purchase Payments".) Contracts can be purchased through insurance agents of The New England who are registered representatives of New England Securities. They may also be purchased through registered representatives of broker-dealers that have selling agreements with New England Securities.

OWNERSHIP:

  The Contracts may be purchased and owned by an individual, an employer, a trust, a corporation, a partnership, a custodian or any entity specified in an eligible employee benefit plan. The Contracts are available to the following retirement plans which offer Federal tax benefits: individual retirement accounts under Section 408(a) of the Code, individual retirement annuities under Section 408(b) of the Code (both referred to as "IRAs"), and simplified employee pension plans under Section 408(k) of the Code ("SEPs"). The Contracts are not currently available to other plans that qualify for tax benefits under the Code.

  A Contract may have joint owners. If the Annuitant is not the Contract Owner and the Contract Owner is an individual, then the Contract Owner must be the Contingent Annuitant. Under a jointly owned Contract, if the Annuitant is not one of the Contract Owners, then one Contract Owner must be the Contingent Annuitant. Where a Contract is used to fund an IRA, the Contract Owner must be the Annuitant, and no Contingent Annuitant will be allowed.

  The Company relies on instructions from trustees and custodians, as Contract Owners, who may exercise certain rights under the Contracts on behalf of plan participants. In any event, references to "you" in this prospectus refer to the Contract Owner(s) or to plan participants who may be entitled to instruct their trustee or custodian with regard to the exercise of these rights. (See "Ownership Rights".)

INVESTMENT OPTIONS:

  You may allocate purchase payments to the Series of the New England Zenith Fund that are Eligible Funds under the Contracts, or to the Fixed Account (if available under your Contract). Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time.

  You may change your allocation of future purchase payments. You may also transfer Contract Value between Eligible Funds without taxation. The Company reserves the right to limit the number and amount of transfers and charge a transfer fee. Currently the Company allows 12 transfers free of charge per Contract Year prior to annuitization. Additional transfers are subject to a $10 charge per transfer. However, special limits apply in situations which the Company determines involve "market-timing". (See "Transfer Privilege" for more information.) After variable annuity payments begin, the Company currently allows one transfer per year in total. Special limits apply to transfers of Contract Value to and from the Fixed Account. (See "The Fixed Account" for a description of transfers involving that account.) Currently, the Company's rules for transfers prior to annuitization generally require that the amount transferred from any sub-account must be at least $100 (net of any transfer fee), and the amount transferred to any sub-account must be at least $100. The maximum amount which can be transferred is $500,000 per transaction.

CHARGES:

  No sales charges are deducted from purchase payments before they are invested in the Contract. The Company currently imposes a premium tax charge under Contracts on the lives of Annuitants residing in states imposing premium taxes. Generally, the Company deducts any applicable premium tax charge from the Contract Value on the date when annuity payments begin. In Pennsylvania, South Dakota and Kentucky the Company deducts the premium tax charge at the earliest of: a full or partial surrender, annuitization or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) due to the death of a Contract Owner (or Annuitant under a Contract not owned in an individual capacity). (See "Premium Tax Charge.") For assuming mortality and expense risks under the Contract, the Company deducts an amount equal to an annual rate of 1.25% of the daily net assets of the Variable Account, of which .70% represents a mortality risk charge and .55% represents an expense risk charge. (See "Mortality and Expense Risk Charge".) The Company deducts an amount equal to an annual rate of .10% of the daily net assets of the Variable Account for administrative expenses and also imposes an annual administration charge against your Contract Value in the Variable Account, equal to the lesser of 2% of the total Contract Value (including any Contract Value in the Fixed Account) and $30. (The annual administration charge will be waived for any Contract Year in which the Contract Value reaches certain amounts established by the Company. In addition, the charge will not apply if the entire Contract Value is allocated to the Fixed Account. See "Administration Charges".)

  A Contingent Deferred Sales Charge will be imposed on certain full and partial surrenders and applications of proceeds to certain payment options, or, in certain circumstances, on withdrawal of amounts that were applied to a payment option. (See "Contingent Deferred Sales Charge.") In addition, a Contingent Deferred Sales Charge may apply at the Maturity Date under Contracts issued in Pennsylvania or New York, if at that time a purchase payment has been invested less than seven years. The Contingent Deferred Sales Charge is a maximum of 7% of each purchase payment made. In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

TEN DAY RIGHT TO REVIEW:

  Within 10 days (or more where required by state insurance law) after you receive the Contract you may return it to the Company or the Company's agent for cancellation. The Company will return to you the Contract Value (or, if required by state law or regulation, all purchase payments made). (See "Ten Day Right to Review" on page A-23.)

PAYMENT ON DEATH:

  The Contract provides for a payment to the Beneficiary if the Contract Owner dies (or, if a Contract Owner under a jointly owned Contract dies) prior to annuitization. (In the case of a Contract not owned in an individual capacity, the Death Proceeds will be paid if the Annuitant dies prior to annuitization.) The Death Proceeds are guaranteed not to be less than purchase payments made under the Contract, adjusted for any previous surrenders and, in certain states, reduced by a premium tax charge. However, on the seventh Contract Anniversary, and at seven year intervals thereafter until the Contract Owner's 76th birthday, the guaranteed minimum Death Proceeds payable are recalculated to determine whether a higher (but never a lower) guarantee will apply. (Under a jointly owned Contract, the recalculation of the minimum Death Proceeds will be made at seven year intervals prior to the 71st birthday of the older Contract Owner.) The Death Proceeds payable will be the greater of the guaranteed minimum Death Proceeds amount applicable to the Contract and the current Contract Value. (See "Payment on Death Prior to Annuitization".)

SURRENDERS:

  Generally, you may surrender the Contract for all or a portion of the Contract Value by written request at any time prior to annuitization so long as, after a partial surrender, the remaining Contract Value is at least
$1,000. Under the Company's current rules, a partial surrender must be at least $100. (See "Surrenders".) The Federal tax laws impose penalties upon, and in some cases prohibit, certain premature distributions from the Contracts before or after the date on which the annuity payments are to begin. (See "Federal Income Tax Status.") A Contingent Deferred Sales Charge will be imposed in connection with certain Contract surrenders and applications of proceeds to certain payment options, or, in certain circumstances, upon subsequent withdrawal of amounts applied to a payment option. Upon a full surrender, a pro rata portion of the annual $30 administration charge and, in certain states, a premium tax charge will also be deducted. In any Contract Year, an amount equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of the surrender may be surrendered without sales charge. (See "Contingent Deferred Sales Charge" for more information.)
-------------------------------------------------------------------------------

                                 EXPENSE TABLE

CONTRACT OWNER TRANSACTION EXPENSES(1)
    Sales Charge Imposed on Purchase Payments (as a percentage
     of purchase payments)......................................       0%
    Maximum Contingent Deferred Sales Charge(2) (as a percentage
     of each purchase payment)..................................       7%
    Transfer Fee(3).............................................      $ 0
                                                                 (first 12 per
                                                                 Contract Year)
ANNUAL CONTRACT FEE
    Administration Contract Charge (per Contract)(4)............      $30
SEPARATE ACCOUNT ANNUAL EXPENSES(5)
(as percentage of average net assets)
    Mortality Risk Charge.......................................      .70%
    Expense Risk Charge.........................................      .55%
    Administration Asset Charge.................................      .10%
                                                                     -----
        Total Separate Account Annual Expenses..................     1.35%

                            NEW ENGLAND ZENITH FUND

ANNUAL OPERATING EXPENSES(6) (AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER EXPENSE CAP OR EXPENSE DEFERRAL)

                         BACK BAY BACK BAY          LOOMIS LOOMIS
                         ADVISORS ADVISORS WESTPEAK SAYLES SAYLES  LOOMIS    DRAYCOTT
                           BOND    MONEY    VALUE   AVANTI SMALL   SAYLES  INTERNATIONAL
                          INCOME   MARKET   GROWTH  GROWTH  CAP   BALANCED    EQUITY
                          SERIES   SERIES   SERIES  SERIES SERIES  SERIES     SERIES
                         -------- -------- -------- ------ ------ -------- -------------
Management Fee..........   .40%     .35%     .70%    .70%  1.00%    .70%        .90%
Other Expenses..........   .14%     .15%     .15%    .15%    --     .15%        .40%
                           ----     ----     ----    ----  -----    ----       -----
  Total Operating Ex-
   penses...............   .54%     .50%     .85%    .85%  1.00%    .85%       1.30%

                                                        SALOMON      SALOMON
                                                        BROTHERS     BROTHERS
                                  ALGER EQUITY VENTURE    U.S.    STRATEGIC BOND
                                     GROWTH     VALUE  GOVERNMENT OPPORTUNITIES
                                     SERIES    SERIES    SERIES       SERIES
                                  ------------ ------- ---------- --------------
Management Fee...................     .70%      .75%      .55%         .65%
Other Expenses...................     .15%      .15%      .15%         .20%
                                      ----      ----      ----         ----
  Total Operating Expenses.......     .85%      .90%      .70%         .85%

EXAMPLE (NOTE: The examples shown below are entirely hypothetical. Although they are based on the expenses shown in the expense tables above, the examples are not representations of past or future performance or expenses. Actual performance and/or expenses may be more or less than shown.(7)) For purchase payments allocated to each of the Series indicated:

                                                                 1 YEAR 3 YEARS
                                                                 ------ -------
   You would pay the following expenses on a $1,000 purchase
    payment assuming
    1) 5% annual return on the underlying New England Zenith
    Fund Series and 2) that you surrender your Contract or that you elect to annuitize under a period certain option for a specified period of less than 15 years, at the end of each time period:
     Back Bay Advisors Bond Income.............................. $85.74 $113.15
     Back Bay Advisors Money Market.............................  85.37  112.00
     Westpeak Value Growth......................................  88.63  122.04
     Loomis Sayles Avanti Growth................................  88.63  122.04
     Loomis Sayles Small Cap....................................  90.02  126.31
     Loomis Sayles Balanced.....................................  88.63  122.04
     Draycott International Equity..............................  92.80  134.79
     Alger Equity Growth........................................  88.63  122.04
     Venture Value..............................................  89.09  123.46
     Salomon Brothers U.S. Government...........................  87.24  117.74
     Salomon Brothers Strategic Bond Opportunities..............  88.63  122.04

                                                               1 YEAR 3 YEARS
                                                               ------ -------
   You would pay the following expenses on a $1,000 purchase
    payment assuming
    1) 5% annual return on the underlying New England Zenith
    Fund Series and 2) that you do not surrender your Contract or that you elect to annuitize under a life contingency
    option, or under a period certain option for a minimum
    specified period of 15 years, at the end of each time
    period(8):
     Back Bay Advisors Bond Income............................ $20.73 $64.00
     Back Bay Advisors Money Market...........................  20.33  62.79
     Westpeak Value Growth....................................  23.84  73.36
     Loomis Sayles Avanti Growth..............................  23.84  73.36
     Loomis Sayles Small Cap..................................  25.34  77.86
     Loomis Sayles Balanced...................................  23.84  73.36
     Draycott International Equity............................  28.33  86.79
     Alger Equity Growth......................................  23.84  73.36
     Venture Value............................................  24.34  74.86
     Salomon Brothers U.S. Government.........................  22.34  69.84
     Salomon Brothers Strategic Bond Opportunities............  23.84  73.36

--------
NOTES:
(1) Premium tax charges are not shown. They range from 0% (in most states) to 3.5% of Contract Value. The amount of the premium tax charge, if any, is generally deducted from the Contract Value on the date selected by the Contract Owner for the commencement of annuity benefits, and in three states is deducted at the earliest of: a full or partial surrender, annuitization, or payment of the Death Proceeds due to the death of the Contract Owner (or Annuitant if the Contract is not owned in an individual capacity). (See "Premium Tax Charge.")
(2) The Contingent Deferred Sales Charge applies to each purchase payment made and declines annually over the first seven year period the purchase payment is invested in the Contract until it reaches 0% for that purchase payment. Amounts subject to the Contingent Deferred Sales Charge will be determined by assuming that purchase payments are withdrawn (whether for a surrender or annuitization) on a "first in-first out" basis. An amount equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments that are subject to the Contingent Deferred Sales Charge at the time of surrender may be surrendered without sales charge in any one Contract Year.
(3) The Company currently charges $10 for each transfer in excess of 12 during a Contract Year, and reserves the right to impose a transfer fee on all transfers. The Company also reserves the right to increase the amount of the fee.
(4) This charge is not imposed after annuitization. As a percentage of the estimated average Contract Value in the Variable Account, this fee equals 0.15%, based on an estimated average Contract Value of approximately $19,500.
(5) These charges are not imposed after annuitization if annuity payments are made on a fixed basis.
(6) Total Operating Expenses for the Back Bay Advisors Bond Income, Back Bay Advisors Money Market, Westpeak Value Growth, and Loomis Sayles Avanti Growth Series are based on the amount of such expenses incurred during the most recent fiscal year applied against assets at December 31, 1994, after giving effect to a voluntary expense cap. For each of these Series, TNE Advisers, Inc. ("TNE Advisers"), the Series' investment adviser, will bear those expenses (other than the management fee) that exceed 0.15% of average daily net assets. Without this cap or any other expense reimbursement arrangement, Total Operating Expenses for the Back Bay Advisors Money Market, Westpeak Value Growth and Loomis Sayles Avanti Growth Series for the year ended December 31, 1994 would have been 0.52%, 1.36% and 1.25%, respectively. For the Loomis Sayles Small Cap Series, which commenced operations on May 2, 1994, Total Operating Expenses take into account a voluntary cap on expenses by TNE Advisers, which will bear all expenses that exceed 1.00% of average daily net assets. Absent this cap or any other expense reimbursement arrangement, Total Operating Expenses for the Loomis Sayles Small Cap Series are estimated to be 1.70% of average daily net assets for its first year of operations. For the six other Series shown, the total operating expenses are after giving effect to a voluntary expense deferral. Under the deferral, expenses other than the management fee which exceed a certain limit are paid by TNE Advisers in the year they are incurred and transferred to the Series in a future year when actual expenses of the Series are below the limit. The limit on expenses other than the management fee for each of these Series is: .15% of average daily net assets for the Salomon Brothers U.S. Government, Loomis Sayles Balanced, Venture Value and Alger Equity Growth Series; .20% of average daily net assets for the Salomon Brothers Strategic Bond Opportunities Series; and .40% of average daily net assets for the Draycott International Equity Series. It is estimated that, absent the voluntary expense deferral, Total Operating Expenses for the Loomis Sayles Balanced, Draycott International Equity, Alger Equity Growth, Venture Value, Salomon Brothers U.S. Government and Salomon Brothers Strategic Bond Opportunities Series during their first year of operations would be 0.89%, 1.52%, 0.87%, 1.01%, 0.91%, and 1.42%, respectively. The expense cap and deferral arrangements are voluntary and may be terminated at any time. See attached prospectus for New England Zenith Fund for more complete information.
(7) In these examples, the average Administration Contract Charge of 0.15% has been used. (See (4), above.)
(8) If you subsequently withdraw the commuted value of amounts placed under any of these options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining at the time of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

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  The preceding table lists the charges and expenses incurred with respect to purchase payments invested under the Contracts. The items listed include charges deducted from purchase payments, charges assessed against Variable Account assets, and charges deducted from the assets of each of the Eligible Funds. The examples assume that the entire purchase payment was allocated initially to a single sub-account without any subsequent transfers. The purpose of the table is to assist you in understanding the various costs and expenses you will bear, directly and indirectly, as a Contract Owner.

                             HOW THE CONTRACT WORKS


   PURCHASE PAYMENT              CONTRACT VALUE           DAILY DEDUCTION FROM

  . You can make a           . Payments are              . Mortality and
    one-time                   allocated to your           expense risk
    investment or              choice, within              charge of 1.25% on
    establish an               limits, of                  an annualized
    ongoing                    Eligible Funds              basis is deducted
    investment                 and/or the Fixed            from the Contract
    program,                   Account                     Value daily
    subject to the
    Company's                . The Contract Value        . Administration
    minimum and                reflects purchase           Asset Charge of
    maximum                    payments,                   0.10% on an
    purchase                   investment                  annualized basis
    payment                    experience,                 is deducted from
    guidelines                 interest credited           the Contract Value
                               on Fixed Account            daily
  ADDITIONAL PAYMENTS          allocations,
                               partial                   . Investment
  . Generally may              surrenders, and             advisory fees are
    be made at any             Contract charges            deducted from the
    time, (subject                                         Eligible Fund
    to Company               . The Contract Value          assets daily
    limits), but               invested in the
    no purchase                Eligible Funds is          ANNUAL CONTRACT FEE
    payments                   not guaranteed
    allowed (1)                                          . $30 Administration
    during the               . Earnings are                Contract Charge is
    seven years                accumulated free            deducted from the
    immediately                of any current              Contract Value in
    preceding the              income taxes (see           the Variable
    Maturity Date              page A-33)                  Account on each
    (except under                                          anniversary while
    Contracts                . You may change the          the Contract is
    issued in                  allocation of               in-force, other
    Pennsylvania               future payments,            than under a
    or New York),              within limits, at           Payment Option.
    or (2) after a             any time                    (May be waived for
    Contract Owner                                         certain large
    (or the                  . Prior to                    Contracts.) A pro
    Annuitant, if              annuitization, you          rata portion is
    not owned in               may transfer                deducted on full
    an individual              Contract Value              surrender and at
    capacity)                  among accounts.             the Maturity Date.
    reaches age                Currently the
    86.                        Company allows 12            SURRENDER CHARGE
                               transfers free of         . Consists of
  . Minimum $250               charge per                  Contingent
                               Contract Year.              Deferred Sales
      SURRENDERS               (Special limits             Charge based on
                               exist in                    purchase payments
  . Up to the                  situations that             made (see pages A-
    greater of:                involve "market             25 to A-27)
    10% of the                 timing".)
    Contract Value                                         PREMIUM TAX CHARGE
    at the                   . Allocations of            . Where applicable,
    beginning of               payments and                is deducted from
    the Contract               transfers of                the Contract Value
    Year, and the              Contract Value are          when annuity
    excess of the              limited in that             benefits commence
    Contract Value             Contract Value may          (and, in certain
    over purchase              not be allocated            states, at the
    payments that              among more than             earliest of: full
    are subject to             ten accounts                or partial
    the Contingent             (including the              surrender,
    Deferred Sales             Fixed Account) at           annuitization or
    Charge on the              any time.                   payment of the
    date of                                                Death Proceeds due
    surrender can             RETIREMENT BENEFITS          to the death of a
    be withdrawn                                           Contract Owner or,
    each year                . Lifetime income             if applicable, of
    without                    options                     the Annuitant.)
    incurring a
    Contingent               . Fixed and/or               ADDITIONAL BENEFITS
    Deferred Sales             variable payout           . You pay no taxes
    Charge                     options                     on your investment
                                                           as long as it
  . Surrenders may           . Retirement                  remains in the
    be taxable                 benefits may be             Contract
                               taxable
  . Prior to age                                         . Contract may be
    59 1/2 a 10%                                           surrendered at any
    penalty tax                                            time for its
    may apply                                              Contract Value,
                                                           less any
    DEATH PROCEEDS                                         applicable
                                                           Contingent
  . Guaranteed not                                         Deferred Sales
    to be less                                             Charge
    than your
    total purchase                                       . If available in
    payment                                                your state,
    adjusted for                                           Contingent
    any prior                                              Deferred Sales
    surrenders                                             Charge may be
    (and, where                                            waived upon
    applicable,                                            evidence of
    net of premium                                         terminal illness,
    tax charges)                                           confinement to a
                                                           nursing home, or
  . Death proceeds                                         permanent and
    pass to the                                            total disability.
    beneficiary
    without
    probate

  . Death proceeds
    may be taxable

                                  THE COMPANY

  NEVLICO was organized as a stock life insurance company in Delaware in 1980 and is authorized to operate in all states, the District of Columbia and Puerto Rico. NEVLICO's Home Office is in Wilmington, Delaware and its Administrative Office is at 501 Boylston Street, Boston, Massachusetts 02116.

  NEVLICO is a wholly-owned subsidiary of The New England, which was organized in Massachusetts in 1835. The New England is the oldest chartered mutual life insurance company in the United States. On December 31, 1994, The New England had over $15 billion of assets and approximately $90 billion of life insurance in force. As of December 31, 1994, The New England and its affiliates had over $66 billion in assets under management.

                             THE VARIABLE ACCOUNT

  The Variable Account was established by the Company as a separate investment account under Delaware law on July 1, 1994, and is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account meets the definition of a "separate account" under Federal securities laws.

  Applicable law provides that the assets in the Variable Account equal to the reserves and other contract liabilities of the Variable Account shall not be chargeable with liabilities arising out of any other business the Company may conduct. The Company believes this means that the assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors and may only be used to support the Contract Values under the Contracts. The income and realized and unrealized capital gains or losses of the Variable Account are, in accordance with the Contracts, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

  Purchase payments are allocated to the sub-accounts of the Variable Account that you elect. The value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund in which each of your selected sub-accounts invests. The Company does not guarantee the investment performance of the Variable Account. Thus, you bear the full investment risk for all amounts contributed to the Variable Account.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

  Purchase payments applied to the Variable Account will be invested in one or more of the Eligible Funds listed below, at net asset value without deduction of any sales charge, according to the selection you make in your application. You may change your selection of Eligible Funds for future purchase payments at any time without charge. (See "Requests and Elections.") You also may transfer your Contract Value among the Eligible Funds, subject to certain conditions. (See "Transfer Privilege.") Your Contract Value may be distributed among no more than 10 accounts (including the Fixed Account) at any time. The Company reserves the right to add Eligible Funds from time to time as investments for the Variable Account.

BACK BAY ADVISORS MONEY MARKET SERIES

  The Back Bay Advisors Money Market Series seeks the highest possible level of current income consistent with preservation of capital. The Back Bay Advisors Money Market Series invests in a variety of high quality money market instruments.

BACK BAY ADVISORS BOND INCOME SERIES

  The Back Bay Advisors Bond Income Series' investment objective is to provide a high level of current income consistent with protection of capital and moderate investment risk through investment primarily in U.S. Government and corporate bonds.

WESTPEAK VALUE GROWTH SERIES

  The Westpeak Value Growth Series seeks long-term total return (capital appreciation and dividend income) through investment primarily in equity securities. Emphasis will be given to both undervalued securities ("value" style) and securities of companies with growth potential ("growth" style).

LOOMIS SAYLES AVANTI GROWTH SERIES

  The Loomis Sayles Avanti Growth Series seeks long-term growth of capital. The Series normally will invest primarily in equity securities of companies with medium and large capitalization (capitalization of $1 billion to $5 billion and over $5 billion, respectively), but will also invest a portion of its assets in equity securities of companies with relatively small market capitalization (under $1 billion).

LOOMIS SAYLES SMALL CAP SERIES

  The Loomis Sayles Small Cap Series seeks long-term capital growth from investments in common stocks or their equivalent. The Series will normally invest at least 65% of its total assets in companies with market capitalization of less than $500 million.

LOOMIS SAYLES BALANCED SERIES

  The Loomis Sayles Balanced Series seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Series is "flexibly managed" in that sometimes it invests more heavily in equity securities and at other times it invests more heavily in fixed-income securities. Under normal conditions, the Series will invest at least 25% of its assets in bonds and at least 50% of its assets in common stocks.

DRAYCOTT INTERNATIONAL EQUITY SERIES

  The Draycott International Equity Series seeks total return from long-term growth of capital and dividend income. The Series will invest primarily in common stocks of issuers either headquartered outside the U.S. or deriving a substantial part of their revenues from countries outside of the U.S.

ALGER EQUITY GROWTH SERIES

  The Alger Equity Growth Series' investment objective is long-term capital appreciation. The Series seeks to achieve its investment objective by investing primarily in a diversified, actively managed portfolio of equity securities, with the majority of issuers having a total market capitalization of $1 billion or greater.

VENTURE VALUE SERIES

  The Venture Value Series' investment objective is growth of capital. The Series will primarily invest in domestic common stocks (and securities convertible into common stock) that have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources for expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Series will generally invest predominantly in equity securities of companies with market capitalizations of at least $250 million.

SALOMON BROTHERS U.S. GOVERNMENT SERIES

  The Salomon Brothers U.S. Government Series seeks a high level of current income consistent with preservation of capital and maintenance of liquidity. The Series will invest primarily in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, to the extent allowed by state insurance law, derivative securities such as collateralized mortgage obligations backed by such securities.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES

  The Salomon Brothers Strategic Bond Opportunities Series seeks a high level of total return consistent with preservation of capital. Assets will be allocated primarily among U.S. Government obligations, mortgage backed securities, domestic corporate debt and international debt securities rated investment grade (BBB or higher by S&P or Baa or higher by Moody's) (or unrated but deemed to be of equivalent quality in the subadviser's judgement) and domestic corporate debt and international debt securities rated below investment grade. Depending on market conditions, the Series may invest without limit in below investment grade fixed-income securities. Securities of below investment grade quality are considered high yield, high risk securities and are commonly known as "junk bonds."

INVESTMENT ADVICE

  TNE Advisers, Inc., a subsidiary of The New England, serves as investment adviser for the Eligible Funds. Each of these Eligible Funds also has a subadviser. The Back Bay Advisors Money Market Series and Back Bay Advisors Bond Income Series receive investment subadvisory services from Back Bay Advisors, L.P., an indirect subsidiary of The New England. The Westpeak Value Growth Series receives investment subadvisory services from Westpeak Investment Advisors, L.P., an indirect subsidiary of The New England. The Loomis Sayles Avanti Growth Series, Loomis Sayles Small Cap Series and Loomis Sayles Balanced Series receive investment subadvisory services from Loomis Sayles & Company, L.P., an indirect subsidiary of The New England. The Draycott International Equity Series receives investment subadvisory services from Draycott Partners, Ltd., an indirect subsidiary of The New England. The Alger Equity Growth Series receives investment subadvisory services from Fred Alger Management, Inc. The Venture Value Series receives investment subadvisory services from Selected/Venture Advisers, L.P. The Salomon Brothers U.S. Government Series and Salomon Brothers Strategic Bond Opportunities Series receive investment subadvisory services from Salomon Brothers Asset Management. More complete information on each Series of the New England Zenith Fund (the "Zenith Fund") is contained in the attached Zenith Fund prospectus, which you should read carefully before investing, as well as in the Zenith Fund's Statement of Additional Information, which may be obtained free of charge by writing to New England Securities, 399 Boylston St., Boston, Massachusetts, 02116.

SUBSTITUTION OF INVESTMENTS

  If investment in the Eligible Funds or a particular Series is no longer possible or in the judgment of the Company becomes inappropriate for the purposes of the Contract, the Company may substitute another Eligible Fund or Funds without your consent. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, no such substitution will be made without any necessary approval of the Securities and Exchange Commission.

                               GUARANTEED OPTION

  Purchase payments may also be allocated to the Fixed Account option in approved states. The Fixed Account is a part of the Company's general account and provides guarantees of principal and interest. (See "The Fixed Account" for more information.)

                                 THE CONTRACTS

  The Contracts provide that your purchase payments will be invested by the Company in the Eligible Fund or Funds you select and that, after the Maturity Date, the Company will make variable annuity payments on a monthly basis unless you select a fixed annuity option. You assume the risk of investment gain or loss because the value of your Contract before annuitization and, in the case of a variable payment option, the annuity payments after annuitization, will vary with the investment performance of the Eligible Funds in which your Contract is invested.

PURCHASE PAYMENTS

  The minimum initial purchase payment currently required is $2,000 for Contracts used in connection with retirement plans qualifying for tax benefited treatment under the Code and $5,000 for all other Contracts. Any subsequent purchase payments must be at least $250. The Company reserves the right to limit purchase payments made under a Contract. The Company currently reserves the right not to accept any purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $1,000,000. Under its current rules, in no event will the Company accept a purchase payment that, when combined with the Contract Value under all Contracts owned by a single Contract Owner, would exceed $2,000,000. If a Contract Owner selects a single purchase payment Contract in the application, the Company reserves the right not to accept any additional purchase payments. If a Contract Owner selects a flexible purchase payment Contract in the application, the Company reserves the right to limit purchase payments in any Contract Year to three times the amount shown in the application.

  No purchase payments may be made (1) within seven years prior to the
----------------------------------------------------------------------
Contract's Maturity Date (except under contracts issued in Pennsylvania or New
------------------------------------------------------------------------------
York), or (2) after a Contract Owner (or the Annuitant, if the Contract is not
------------------------------------------------------------------------------
owned in an individual capacity) reaches age 86.
------------------------------------------------

  The Company will determine whether to approve applications for new Contracts, and will apply initial purchase payments under new Contracts, not later than two business days after a completed application is received at the Company's Administrative Office. If an application is not complete upon receipt, the Company will apply the initial purchase payment not later than two business days after it is completed. If an incomplete application is not completed within five days after the Company receives it, however, the Company will inform the applicant of the reasons for the delay and will refund any purchase payment unless the applicant agrees to have the Company retain the purchase payment until the application is completed. The Company reserves the right to reject any application.

  Exchange Offer. An owner of a Fund I, Preference or Zenith Accumulator
  --------------
Variable Annuity contract (the "old contracts") issued by New England Mutual Life Insurance Company ("The New England") may exchange an old contract for an American Growth Series Contract (a "new contract"), provided that the owner's age does not exceed the Company's maximum age at issue, and the Contract value of the old contract (along with any purchase payments submitted with the exchange application) is at least equal to the minimum initial purchase payment for a new contract. The contract value of the old contract as of the date the exchange is effected will be credited as the initial purchase payment to the new contract for purposes of certain administrative rules and Contract benefits. No charges will be deducted at the time of exchange. See "Charges Under Fund I, Preference and Zenith Accumulator Contracts" for a comparison of the charges under the old contracts and the new contracts.

  The American Growth Series Contract provides an enhanced death benefit, more options than offered by the Zenith Accumulator contract under the systematic withdrawal feature, and access to an assortment of investment options that differs from those currently available under the old contracts. For more information, see "Payment at Death Prior to Annuitization", "Systematic Withdrawals", "Investments of the Variable Account" and "Charges Under Contracts Purchased by Exchanging a Fund I, Preference or Zenith Accumulator Contract." In addition, the American Growth Series Contract offers a Fixed Account option, which is not available under the Fund I or Preference contracts. For more information, see "The Fixed Account." In specified circumstances of Contract Owner illness or disability, the Company will waive the contingent deferred sales charge on an American Growth Series contract. For more information, see "Waiver of the Contingent Deferred Sales Charge" under "Contingent Deferred Sales Charge." This benefit may not be available in all states.

  The American Growth Series Contract is issued by NEVLICO, whereas the old contracts were issued by The New England. Although The New England is the parent of NEVLICO, it does not guarantee the obligations of NEVLICO.

ALLOCATION OF PURCHASE PAYMENTS

  Purchase payments are converted into Accumulation Units of the sub-accounts you select (subject to the limitation that the Contract Value may be allocated among no more than ten accounts, including the Fixed Account, at any time). The number of Accumulation Units of each sub-account to be credited to the Contract is determined by dividing the net purchase payment by the Accumulation Unit Value for the selected sub-accounts next determined following receipt of the purchase payment at the Company's Administrative Office (or, in the case of the initial purchase payment, next determined following approval of the Contract application. In the case of an initial purchase payment to be made by exchanging another variable annuity contract issued by the Company, the payment will be applied using the Accumulation Unit Value next determined following approval of the Contract application and receipt of the proceeds of the other variable annuity contract.)

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

  The value of a Contract is determined by multiplying the number of Accumulation Units credited to the Contract by the appropriate Accumulation Unit Values. As described below, the Accumulation Unit Value of each sub-account depends on the net investment experience of its corresponding Eligible Fund and reflects fees and expenses borne by the Eligible Fund as well as charges assessed against subaccount assets. The Accumulation Unit Value of each sub-account was set at $1.00 on or about the date on which shares of the corresponding Eligible Fund were first publicly available. The Accumulation Unit Value is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor for any sub-account reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the previous determination of net asset value per share, and daily deductions for the Mortality and Expense Risk Charge and Administration Asset Charge, equal, on an annual basis, to 1.35% of the average daily net asset value of the sub-account. The net investment factor may be greater or less than one. The formula for determining the net investment factor is described under the caption "Net Investment Factor" in the Statement of Additional Information.

  Under a Contract with the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "The Fixed Account".)

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

  The Contract's Death Proceeds are payable to the Beneficiary if the Company receives due proof of the death, prior to annuitization, of: (1) the Contract Owner, (2) the first Contract Owner to die, in the case of a Contract with joint owners, or (3) the Annuitant, in the case of a Contract that is not owned in an individual capacity. (In situation (2) above, if there is no named Beneficiary, the Death Proceeds will be paid to the surviving Contract Owner.)

  The Contract's Death Proceeds at any time are the greater of the current Contract Value and the applicable guaranteed minimum Death Proceeds amount. For this purpose, the current Contract Value is the value next determined after the later of the date when due proof of death is received at the Administrative Office and the date when an election of payment in one sum or under a payment option is received at the Administrative Office. In certain states, the Death Proceeds payable will be reduced by the applicable premium tax charge.

  At the inception of the Contract, the guaranteed minimum Death Proceeds
                                        ------------------
amount is equal to your initial purchase payment. Thereafter, until the seventh Contract Anniversary, any subsequent purchase payment will immediately increase your guaranteed minimum Death Proceeds amount by the amount of the purchase payment. Any partial surrender will immediately decrease your guaranteed minimum Death Proceeds by the percentage of the Contract Value being withdrawn.

  On the seventh Contract Anniversary, and every seventh year anniversary thereafter until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday, the guaranteed minimum Death Proceeds payable under the
                   ------------------
Contract are recalculated to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation is made every seven years until the 71st birthday of the older Contract Owner.) The purpose of the recalculation is to give you the benefit of any positive investment experience under your Contract. Your Contract's previous investment experience can cause the guaranteed minimum Death Proceeds amount to increase
-----------------------------------------------------------------------------
on the recalculation date, but cannot cause it to decrease. The guaranteed
--------------------------------------------------------------------------
minimum determined on a recalculation date is the larger of:
------------------------------------------------------------

  (a) the guaranteed minimum Death Proceeds amount that applied to your Contract just before the recalculation; and

  (b) the Contract Value on the date of the recalculation.

The new guaranteed minimum Death Proceeds amount applies to your Contract
        ------------------
until the next recalculation date, or until you make a purchase payment or surrender. In that case, the same adjustment will be made to the guaranteed minimum Death Proceeds amount as is made during the first seven years.

 Example: Assume that a Contract is issued with a $10,000 purchase payment on 5/1/95. No further purchase payments are made and, during the first seven Contract Years, no partial surrenders are made. During the first seven Contract Years, the guaranteed minimum Death Proceeds amount is $10,000. Assume that on the Contract Anniversary on 5/1/02, the Contract Value is $25,000. The minimum guaranteed Death Proceeds amount is reset on that date to $25,000.

     Assume that the Contract Value increases to $27,000 by 1/1/03, and that you request a partial surrender of 20% of your Contract Value, or $5,400, on that date. The guaranteed minimum Death Proceeds amount immediately following the partial surrender is $20,000 [$25,000 -
      .20($25,000)].

     Assume that on 6/15/03 the Contract Value has decreased to $18,000. The guaranteed minimum Death Proceeds amount remains at $20,000 and the Death Proceeds payable on 6/15/03 are $20,000.

  Under Exchanged Contracts. The initial guaranteed effective minimum Death
  --------------------------
Proceeds amount under a Contract issued in exchange for the Fund I, Preference or Zenith Accumulator variable annuity contracts issued by The New England will be the greater of the minimum death benefit that applied to the exchanged contract on the effective date of the exchange and the amount paid into the American Growth Series Contract at issue. (See "Purchase Payments--Exchange Offer".) The guaranteed minimum will be recalculated on each seven-year anniversary of the effective date of the exchange.

  Options for Death Proceeds. The Death Proceeds will be paid in a lump sum or
  ---------------------------
will be applied to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). (Certain annuity options under the Contract are not available for the Death Proceeds.) The Contract Owner may elect the form of payment during his or her lifetime (or during the Annuitant's lifetime, if the Contract is not owned in an individual capacity). Such an election, particularly in the case of Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of Federal tax law. If the Contract Owner has not made such an election, the Beneficiary may elect payment in a single sum, or certain payment options that begin within one year of the date of death, or may apply the Death Proceeds to the Beneficiary Continuation provision, described below. However, if the Beneficiary does not make an election within 90 days after receipt by the Company of due proof of the Contract Owner's (or Annuitant's where applicable) death, the Death Proceeds will be held within the Contract under the Beneficiary Continuation provision.

  The Contracts which are not used with a tax-qualified plan provide, as required by the Code, that all of the Death Proceeds must be distributed within five years after the death of the Contract Owner (or, if applicable, of the Annuitant), or applied to a payment option payable over the life (or over a period not extending beyond the life expectancy) of the Beneficiary, and the payment option payments must start within one year of the date of death. If the Contract Owner (or, if applicable, the Annuitant) dies on or after annuitization, the remaining interest in the Contract must be distributed at least as quickly as under the method of distribution in effect on the date of death.

  As described in the preceding paragraph, the Code permits payment of the Death Proceeds to be deferred for a maximum period of five years from the date of death of the Contract Owner (or, if applicable, of the Annuitant) if the Owner (or Annuitant) dies before annuitization of the Contract. Under the Beneficiary Continuation provision, unless the Beneficiary or Beneficiaries elect payment of the Death Proceeds in a single sum within 90 days after the Company receives due proof of death, or apply the Death Proceeds to a permitted payment option within one year of the date of death, the Death Proceeds will be held in the Contract and the Contract will be continued for the maximum five year period, for each Beneficiary whose share of the Death Proceeds meets the Company's published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts). For any Beneficiary whose share of the Death Proceeds does not meet the published minimum, the proceeds will be paid in a single sum if no election has been made within the 90 day period described above. The Contract may not be continued for any Beneficiary whose share of the Death Proceeds does not meet the minimum. If the Contract is continued under the Beneficiary Continuation provision, the Death Proceeds (reduced by any applicable premium tax charge) become the Contract Value on the date the continuation is effected, and will be allocated among the accounts in the same proportion as the Contract Value on that date. If the Contract is continued, each Beneficiary will have the right to make transfers and fully or partially surrender his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No guaranteed minimum Death Proceeds amount or
                               ---------------------
Contingent Deferred Sales Charge will apply once the Contract is continued by the Beneficiary or Beneficiaries. Each Beneficiary's death benefit will equal his or her share of the Contract Value on the date when due proof of his or her death is received at the Administrative Office. At the end of the period for which the Contract is continued (five years from the date of death of the Contract Owner or, if applicable, of the Annuitant), the Company will pay the Contract Value to the Beneficiaries.

  --Special Options for Spouses. Under the Spousal Continuation provision, the
    ----------------------------
Contract may be continued after the death of a Contract Owner in certain spousal arrangements. First, if a Contract has spousal joint owners who are also the only Beneficiaries under the Contract, then upon the death of one Contract Owner prior to annuitization under the Spousal Continuation provision, the other may elect to continue the Contract rather than receive the Death Proceeds. In addition, if only one spouse is the Contract Owner and the other spouse is the Beneficiary, the surviving Beneficiary can elect to continue the Contract in the event of the Contract Owner's death. In either of these situations, the surviving spouse may elect to receive the Death Proceeds (either in one sum or under a permitted payment option) or apply the Death Proceeds to continue the Contract under the Beneficiary Continuation provision, or may elect to forego the Death Proceeds and instead continue the Contract under the Spousal Continuation provision with the spouse as the Contract Owner. However, if the surviving spouse does not make an election within 90 days after the Company receives due proof of death, the Contract will automatically be continued under the Spousal Continuation provision with the result that the surviving spouse will forego the right to receive the Death Proceeds at that time. All terms and conditions of the Contract that applied prior to the death will apply to a Contract continued under the Spousal Continuation provision, except that the Maturity Date will be reset, if necessary, based on the age of the surviving spouse. Spousal Continuation will not be available if the reset Maturity Date would be greater than the Company's permitted maximum. Except under Contracts issued in New York or Pennsylvania, if the reset Maturity Date would be less than seven years after the date of the most recent purchase payment made, no Contingent Deferred Sales Charge will apply under the Contract.

TRANSFER PRIVILEGE

  You may transfer your Contract Value among sub-accounts and/or the Fixed Account without current taxation. The Company reserves the right to limit transfers and to charge a transfer fee. Except as described below, the Company currently allows 12 free transfers per Contract Year prior to annuitization. Additional transfers are currently subject to a $10 charge per transfer. (A single transfer charge is allocated among the sub-accounts and/or Fixed Account from which Contract Value is transferred.) Currently all transfers prior to annuitization are subject to a maximum of $500,000 per transfer. Currently the Company's rules for transfers prior to annuitization require that the amount transferred from any sub-account must be at least $100 (net of any transfer fee) and the amount transferred to any sub-account must be at least $100. (If the full amount of Contract Value in a sub-account is less than $100, net of any transfer fee, the amount may be transferred to a sub-account in which Contract Value is already invested, or it may be transferred to any sub-account if it is transferred in combination with Contract Value from another sub-account so that the total transferred to the new sub-account is at least $100.) After variable annuity payments begin, the Company currently allows one transfer per Contract year. In applying the $500,000 limit, NEVLICO will treat as one transfer all transfers requested by a Contract Owner on the same day for all Contracts he or she owns. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by NEVLICO. Transfers will be made at the Accumulation Unit Values next determined after the request is received. However, Contract Owners should be aware that because transfer limitations may prevent you from making a transfer on the date you want to, your future Contract Value may be lower than it would have been had the transfer been made on the desired date.

  For transfers that NEVLICO determines to be based on "market-timing" (e.g., transfers under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are in NEVLICO's determination based on the recommendation of a common investment adviser or broker/dealer), the current transfer limitation prior to annuitization is one transfer every 30 days, each transfer subject to a maximum of $500,000. In applying the limitation of one $500,000 transfer every 30 days, NEVLICO will treat as one transfer all transfers requested under different Contracts that are being requested under Powers of Attorney with a common attorney-in-fact or that are, in NEVLICO's determination, based on the recommendation of a common investment adviser or broker/dealer. If the $500,000 limitation is exceeded for multiple transfers requested on the same day that are treated as a single transfer, no amount of the transfer will be executed by NEVLICO. If a transfer is executed under one Contract and, within the next 30 days, a transfer request for another Contract is determined by NEVLICO to be related to the executed transfer under this paragraph's rules, the transfer request will not be executed by NEVLICO. (In order for it to be executed, it would need to be requested again after the 30-day period and it, along with any other transfer requests that are collectively treated as a single transfer, would need to total no more than $500,000).

  NEVLICO's interest in applying these limitations on the maximum number and size of transfers is to protect the interests of both Contract Owners who are not engaging in significant transfer activity and Contract Owners who are engaging in such activity. NEVLICO has determined that the actions of Contract Owners engaging in significant transfer activity among sub-accounts may cause an adverse effect on the performance of the underlying Eligible Funds. The movement of significant sub-account values from one sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because it must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Eligible Fund transaction costs which must be indirectly borne by Contract Owners.

  Contract Owners will be notified, in advance, of any change in the transfer fee or in the limitation on the number or amount of transfers.

  See "Requests and Elections" for information regarding transfers made by written request and by telephone.

  For special rules regarding transfers involving the Fixed Account, see "The Fixed Account". Transfers out of the Fixed Account are limited as to amount.
                ------------------------------------------------------------

  Your Contract Value may be distributed among no more than ten accounts (including the Fixed Account) at any time. Transfer requests not complying with this rule will not be processed.

DOLLAR COST AVERAGING

  The Company offers an automated transfer privilege referred to here as dollar cost averaging. Under this feature you may request that an amount of your Contract Value be transferred on the same day each month, prior to annuitization, from any one account of your choice (including the Fixed Account, subject to the limitations on transfers out of the Fixed Account) to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account), subject to the limitation that Contract Value may not be allocated to more than 10 accounts, including the Fixed Account, at any time. Currently, a minimum of $100 must be transferred to each account that you select under this feature. Transfers made under the dollar cost averaging program are counted against the 12 free transfers per year that NEVLICO currently allows. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. (See Appendix A.)

SURRENDERS

  Prior to annuitization, you may surrender your Contract for all or part of the Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value reduced by the following amounts:

  . any applicable Contingent Deferred Sales Charge;

  . a pro rata portion of the Administration Contract Charge (on a full surrender only);

  . a premium tax charge (in certain states only).

See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" for a description of these charges and when they apply.

  Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to surrender the Contract. In addition, Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial surrenders and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax. (See "Federal Income Tax Status".) Because a surrender may result in adverse tax consequences, you should consult a qualified tax advisor before taking a distribution from the Contract.

  To surrender, you must submit a request in proper form to the Company's Administrative Office. (See "Requests and Elections".) If you are seeking a waiver of the Contingent Deferred Sales Charge due to terminal illness, confinement to a nursing home or permanent and total disability, the request must include satisfactory evidence of one of these conditions. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions".) If you wish to apply the proceeds to a payment option, you must
              ---------------------------------------------------------------
indicate that in your surrender request; otherwise you will receive the
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proceeds in a lump sum and may be taxed on them as a full distribution. The
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surrender request must be received at the Administrative Office before the earlier of the Maturity Date and a Contract Owner's death (or, for Contracts not owned in an individual capacity, before the Annuitant's death). Surrender proceeds will normally be paid within seven days after receipt of a request in proper form at the Administrative Office, but payment may, by law, be delayed under certain circumstances. (See "Suspension of Payments".)

  The amount of the surrender proceeds will be based on the Accumulation Unit Values that are next determined after the complete surrender request is received at the Administrative Office; however, if you choose to apply the surrender proceeds to a payment option, the surrender proceeds will be based on Accumulation Unit Values determined on a later date if you so specify in your request. Company consent is required if the amount of a partial surrender is less than the Company's published minimum, which is currently $100. After a partial surrender, the remaining Contract Value must be at least $1,000, unless the Company consents to a lower amount. Otherwise, at your option, either the amount of the partial surrender will be reduced or the transaction will be treated as a full surrender that is subject to the full amount of any applicable Contingent Deferred Sales Charge. A partial surrender will reduce your Contract Value in the sub-accounts in proportion to the amount of your Contract Value in each sub-account, unless you request otherwise.

SYSTEMATIC WITHDRAWALS

  The Systematic Withdrawal feature available in connection with the Contract allows you to have a portion of the Contract Value withdrawn automatically on a monthly basis prior to annuitization. You can elect to withdraw each month either a fixed dollar amount (which you can change periodically) or the investment gain in the Contract. Currently a withdrawal must be a minimum of $100; if you choose to have the investment gain withdrawn and it is less than $100 for a month, no withdrawal will be made that month. The Company reserves the right to change the required minimum monthly withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, the withdrawal will be processed on the next business day. The Contingent Deferred Sales Charge will apply to amounts received under the Systematic Withdrawal program in the same manner as it applies to other partial surrenders and surrenders of Contract Value. (See "Contingent Deferred Sales Charge".) If you make a partial surrender or a purchase payment at the same time that you are having the investment gain withdrawn under the Systematic Withdrawal feature, the Systematic Withdrawal will be canceled effective as of the next monthly withdrawal date; however, at your option, the Company will resume Systematic Withdrawals on the following monthly withdrawal date (that is, the second monthly withdrawal date after the purchase payment or partial surrender). The amount of the Systematic Withdrawals will be adjusted to reflect the purchase payment or partial surrender. Continuing to make purchase payments under the Contract while you are making Systematic Withdrawals means that you could incur any applicable Contingent Deferred Sales Charge on the withdrawals at the same time that you are making the new purchase payments; however, no Contingent Deferred Sales Charge will apply if you are having the investment gain (rather than a fixed dollar amount) withdrawn. The Federal tax laws may include systematic withdrawals in the Contract Owner's gross income in the year in which the withdrawal occurs and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. Additional terms and conditions for the systematic withdrawal program are set forth in the application for the program.

SUSPENSION OF PAYMENTS

  The Company reserves the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between sub-accounts or to the Fixed Account when permitted under applicable Federal laws, rules and regulations. Current Federal law permits such suspension or postponement if (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists such that it is not reasonably practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

OWNERSHIP RIGHTS

  During the Annuitant's lifetime, all rights under the Contract belong solely to the Contract Owner unless otherwise provided. These rights include the right to change the Beneficiary, to change the payment option, to assign the Contract (subject to the restrictions referred to below), and to exercise all other rights, benefits, options and privileges conferred by the Contract or allowed by the Company.

  Those Contracts offered by the prospectus which are designed to qualify for the favorable tax treatment described below under "Federal Income Tax Status" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under certain limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.

  If Contracts offered by this prospectus are used in connection with deferred compensation plans or retirement plans not qualifying for favorable Federal tax treatment, such plans may also restrict the exercise of rights by the Contract Owner.

REQUESTS AND ELECTIONS

  Requests for sub-account transfers or reallocation of future purchase payments may be made by written request (which may be telecopied) to the Company at its Administrative Office or by telephoning The New England. Written requests for such transfers or changes of allocation must be in a form acceptable to the Company. Such written requests may be telecopied to 617-578-5412. To request a transfer or change of allocation by telephone, please contact your registered representative, or contact The New England at 1-800-777-5897 between the hours of 9:00 a.m. and 4:00 p.m., Eastern Time. For Contracts issued in New York, requests for transfers must be in writing. Requests for transfer (that are within NEVLICO's current limits applicable to transfers) or reallocation by telephone will be automatically permitted. The Company and The New England will use reasonable procedures such as requiring certain identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone are genuine. Any telephone instructions reasonably believed by the Company and The New England to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If the Company and The New England do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, they may be liable for any losses due to unauthorized or fraudulent transactions. All other requests and elections under a Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at the Company's Administrative Office to be effective. If acceptable to the Company, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless the Company has already acted in reliance on the prior status. The Company is not responsible for the validity of any written request or election.

TEN DAY RIGHT TO REVIEW

  Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to the Company or its agent for cancellation. Upon cancellation of the Contract, the Company will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, the Company will refund all purchase payments made.

 ADMINISTRATION CHARGES, CONTINGENT DEFERRED SALES CHARGE AND OTHER DEDUCTIONS

ADMINISTRATION CHARGES

  The Company's administrative services include issuing Contracts, maintaining Contract Owner records and accounting, valuation, regulatory and reporting services. To cover the cost of these services, the Company receives Administration Charges generally equal, on an annual basis, to $30 per Contract plus .10% of the daily net assets of each sub-account. In addition, the Company charges a transfer fee for certain transfers of Contract Value among the sub-accounts and/or the Fixed Account, as described below.

  The annual Administration Contract Charge is deducted from the Contract Value on each Contract anniversary for the prior Contract Year and will be deducted on a pro rata basis at the Maturity Date or at the time of a full surrender if it is not on a Contract anniversary. If two Contracts are issued to permit the funding of a spousal IRA, the Administration Contract Charge will be imposed only on the Contract to which the larger purchase payments have been allocated in the Contract application. The charge is deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account. The charge is the lesser of: 2% of the total Contract Value (including any Contract Value in the Fixed Account) and $30. The charge will be waived for a Contract Year if (1) the Contract Value at the end of the year was at least $50,000, OR (2) you made at least $1,000 in net deposits (purchase payments minus partial surrenders) during that Contract Year and the Contract Value at the end of the previous Contract Year was at least $25,000. (A pro rata charge will always be made on a full surrender and at the Maturity Date, however, regardless of the amount of your Contract Value.) The Administration Contract Charge will be deducted from each sub-account in the ratio of your interest therein to your total Contract Value in the Variable Account.

  The Administration Asset Charge is equal to an annual rate of .10% of net assets and is deducted on a daily basis from each sub-account. As a percentage of net assets, this charge will not increase over the life of a Contract, but the total dollar amount of the charge will vary depending on the level of Contract Value in the Variable Account. The Administration Asset Charge will continue to be assessed after annuitization if annuity payments are made on a variable basis. There is not necessarily a relationship between the amount of this charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract. (See "Annuity Payments.")

  The Company does not expect the Administration Charges to exceed the actual costs (including overhead costs) of administering the Contracts. The Company periodically will monitor the Administration Charges to determine whether they exceed the actual cost of providing administrative services for the Contracts.

  The Company reserves the right to charge a transfer fee for transfers of Contract Value among sub-accounts and/or the Fixed Account. Currently, the Company charges a $10 fee for each transfer in excess of 12 in a Contract Year prior to annuitization. A single transfer charge is allocated among the sub-accounts and/or Fixed Account from which Contract Value is transferred. The Company reserves the right to change the amount of the transfer fee and the rules for when it applies, but will notify Contract Owners in advance of any such change. (See "Transfer Privilege".)

MORTALITY AND EXPENSE RISK CHARGE

  The Company deducts a Mortality and Expense Risk Charge from the Variable Account as compensation for assuming the mortality and expense risks under the Contract. By assuming the expense risk under the Contract, the Company guarantees that the dollar amount of the Administration Contract Charge and the amount of the Administration Asset Charge as a percentage of Contract Value (but not the amount of the transfer fee) will not increase over the life of a Contract, regardless of the actual expenses. By assuming the mortality risk, the Company guarantees that, although annuity payments will vary according to the performance of the investments you select, annuity payments will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. The Company assumes this mortality risk by virtue of annuity rates in the Contract that cannot be changed. The Company also assumes the risk of making a minimum death benefit payment if the Contract Owner (or, if applicable, the Annuitant) dies prior to annuitization. (See "Payment on Death.")

  The Mortality and Expense Risk Charge is computed and deducted on a daily basis from each sub-account. The charge is at an annual rate of 1.25% of the daily net assets of each such sub-account, of which .70% represents a mortality risk charge and .55% represents an expense risk charge. The Mortality and Expense Risk Charge as a percentage of Contract Value will not increase over the life of a Contract. The Mortality and Expense Risk Charge will continue to be assessed if annuity payments are made on a variable basis either before or after the Maturity Date. (See "Annuity Payments.")

CONTINGENT DEFERRED SALES CHARGE

  No charge for sales expenses is deducted from purchase payments when they are made. However, a Contingent Deferred Sales Charge may apply on certain events ("CDSC events"). The Contingent Deferred Sales Charge is intended to assist in covering sales expenses related to the Contracts, including commissions, preparation of sales literature and other promotional activity. The Contingent Deferred Sales Charge may not cover the full amount of sales expenses, and the excess will be recovered from the Company's general account, including any income from the Mortality and Expense Risk Charge.

  CDSC events are: (a) a full or partial surrender of your Contract (including surrenders where you apply the proceeds to certain payment options), (b) in certain circumstances, a withdrawal of the commuted value of amounts that you applied to a payment option, or (c) under Contracts issued in Pennsylvania or New York, the Maturity Date if at that date a purchase payment has been invested for less than seven years.

  The Contingent Deferred Sales Charge is taken into account in calculating the proceeds payable on a full surrender. On a partial surrender, the Contingent Deferred Sales Charge is deducted from the Contract Value remaining after deduction of the surrender amount requested and is taken from the Contract Value in the sub-accounts and the Fixed Account in the same proportion as the Contract Value surrendered.

  The Contingent Deferred Sales Charge equals a percentage of each purchase payment. Each purchase payment is subject to the charge for seven years (12 month periods) from the date it is received by the Company, as follows:

            IF WITHDRAWN DURING YEAR               CHARGE
            ------------------------               ------
              1...................................   7%
              2...................................   6%
              3...................................   5%
              4...................................   4%
              5...................................   3%
              6...................................   2%
              7...................................   1%
            Thereafter............................   0%

  In no event will the amount of the Contingent Deferred Sales Charge exceed the equivalent of 8% of the first $50,000 of purchase payments and 6.5% of purchase payments in excess of $50,000.

  Whether amounts surrendered, withdrawn or applied to an annuity option are considered to include purchase payments subject to the Contingent Deferred Sales Charge depends on the following rules.

  In any Contract Year you may surrender a portion of your Contract Value (the "free withdrawal amount") without incurring the Contingent Deferred Sales Charge. The free withdrawal amount for each Contract Year is equal to the greater of (1) 10% of the Contract Value at the beginning of the Contract Year and (2) the excess of the Contract Value over purchase payments subject to the Contingent Deferred Sales Charge on the date of surrender. If not used, the free withdrawal amount does not carry over to the next Contract Year.

 EXAMPLE: Assume that a single purchase payment of $10,000 is made into the Contract. The following illustrates the free withdrawal amount available under two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
 Situation 1:............      $12,500         $14,000       $4,000        $1,250        $4,000
 Situation 2:............      $11,000         $10,000       $    0        $1,100        $1,100


 EXAMPLE: Assume that a $10,000 purchase payment is made into the Contract on 6/1/95 and another $10,000 purchase payment is made on 2/1/96. The following illustrates the Contingent Deferred Sales Charge that would apply on partial surrenders in two hypothetical situations.

                          HYPOTHETICAL CONTRACT VALUE

                                                                          10% OF
                                                                       BEGINNING OF  MAXIMUM FREE
                            AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                          OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                          ---------------- ------------- ------------- ------------- ------------
 Situation 1: $7,000
  partial surrender on
  12/1/96...............      $22,000         $25,000       $5,000        $2,200        $5,000

   The first $5,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $2,000 of the withdrawal would be made from the oldest purchase payment (i.e. the 6/1/95 purchase payment). A 6% Contingent Deferred Sales Charge would apply to the $2,000, because the withdrawal would be taking place in the second year following the date of the purchase payment.

                          HYPOTHETICAL CONTRACT VALUE

                                                                           10% OF
                                                                        BEGINNING OF  MAXIMUM FREE
                             AT BEGINNING   ON WITHDRAWAL               YEAR CONTRACT  WITHDRAWAL
                           OF CONTRACT YEAR     DATE      CONTRACT GAIN     VALUE        AMOUNT
                           ---------------- ------------- ------------- ------------- ------------
 Situation 2: $25,000
  surrender on 5/1/00....      $30,000         $33,000       $13,000       $3,000       $13,000

   The first $13,000 withdrawn would be free of the Contingent Deferred Sales Charge. The remaining $12,000 of the withdrawal would be made by withdrawing the $10,000 purchase payment made on 6/1/95 and $2,000 of the $10,000 purchase payment that was made on 2/1/96. The Contingent Deferred Sales Charge that would apply is: 3% X $10,000 + 4% X $2,000, or $380. The remaining amount of purchase payments that could be subject to the Contingent Deferred Sales Charge (assuming no further purchase payments were made) would be $8,000.


  Amounts surrendered under the free withdrawal provision do not reduce the total purchase payments that are potentially subject to the Contingent Deferred Sales Charge under your Contract.

  If your Contract Value is less than your total purchase payments due to a free withdrawal, negative investment performance or deduction of the Administration Contract Charge, the following rules apply for calculating the Contingent Deferred Sales Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

  Waiver of Contingent Deferred Sales Charge. No Contingent Deferred Sales
  -------------------------------------------
Charge will apply:

  . After 30 days from issue of the Contract if you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the

   Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (described under "Annuity Options"), or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge amount that would have been deducted when you originally applied the Contract proceeds to the option, taking into account the lapse of time from annuitization to surrender. The applicable portion of the Contingent Deferred Sales Charge will be based on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining, when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire. (See example in Appendix B.)

  . On full or partial surrenders if the Contract Owner submits satisfactory evidence to the Company that the Contract Owner (or one Contract Owner under a jointly owned Contract, or the Annuitant, if the Contract is not owned in an individual capacity) is terminally ill (as defined in the Contract), has been confined to a nursing home for more than 90 continuous days, or is permanently and totally disabled (as defined in the Contract). This benefit is only available to an original owner of the Contract who was not over age 65 at issue of the Contract, and may not be available in every state.

  . If under the Spousal Continuation provision the Contract's Maturity Date is reset to a date that is less than seven years after the most recent purchase payment made under the Contract. The Contingent Deferred Sales Charge will not apply to the Contract in these circumstances. This waiver of the Contingent Deferred Sales Charge will not apply, however, to Contracts issued in New York or Pennsylvania.

  The Contracts may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of NEVLICO, The New England and their affiliated companies, and spouses and immediate family members (i.e. children, siblings, parents and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker/dealer authorized to sell the Contracts and of any sub-adviser to the Eligible Funds, and spouses and immediate family members of the foregoing. If sold under these circumstances, the Contracts will be credited with an additional percentage of premium to reflect in part or in whole any cost savings associated with the direct sale, but only if such credit will not be unfairly discriminatory to any person.

PREMIUM TAX CHARGE

  Certain states impose a premium tax on annuity purchase payments received by insurance companies. The Company pays this tax when incurred, and recovers this tax by imposing a premium tax charge on affected Contracts in accordance with the following rules. Generally, the Company incurs a state premium tax liability on the date when the Contract Owner elects to commence annuity benefits. In those states, the Company deducts the premium tax charge from the Contract Value on that date. However, for Contracts subject to the premium tax law of states which impose a premium tax on purchase payments when they are made (currently Pennsylvania, South Dakota and Kentucky), the Company deducts the applicable premium tax charge at the earliest of: a full or partial surrender of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision) upon the death of a Contract Owner (or of the Annuitant, if the Contract is not owned in an individual capacity). To determine whether and when a premium tax charge will be imposed on a Contract, the Company looks to the state of residence of the Annuitant when a surrender is made, annuity benefits commence or Death Proceeds are paid. The Company reserves the right to impose a premium tax charge when a premium tax is incurred or at a later date.

  Deductions for state premium tax charges currently range from 1/2% to 2.00% of the Contract Value (or, if applicable, Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. Premium tax rates are subject to being changed by law, administrative interpretations or court decisions.

OTHER EXPENSES

  A deduction for an investment advisory fee is made from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table".) The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

CHARGES UNDER CONTRACTS PURCHASED BY EXCHANGING A FUND I, PREFERENCE OR ZENITH ACCUMULATOR CONTRACT

  If a Contract is purchased by exchanging a variable annuity contract issued by New England Variable Annuity Fund I (a "Fund I contract"), by New England Retirement Investment Account (a "Preference contract"), or by The New England Variable Account (a "Zenith Accumulator contract"), the charges described above will apply except that the sales charges will be calculated as described below.

  A Contract issued by exchanging a Fund I or Preference contract will have no Contingent Deferred Sales Charge on assets transferred. (Any remaining surrender charge on the Preference contract will also be waived on the exchange.) Subsequent purchase payments will be subject to the Contingent Deferred Sales Charge described above. Assets transferred from the Fund I or Preference contract will be treated as a purchase payment under the American Growth Series contract for purposes of calculating the free withdrawal amount and Contingent Deferred Sales Charge, but in no event will those assets be subject to the charge. Total asset-based charges (including the investment advisory fee) under the Fund I contracts currently equal approximately 1.25%. However, beginning December 1, 1994, The New England intends to have Fund I bear certain operating expenses which have previously been borne by The New England. Deductions for sales and administrative expenses will be made from ongoing purchase payments under the Fund I contracts. Any applicable premium tax charges are deducted from purchase payments in Pennsylvania, South Dakota and Kentucky and at an annuitization in North Carolina. The Preference contracts have the same 1.25% asset-based charge for mortality and expense risks which is imposed under the American Growth Series Contracts, but the Preference contracts do not have an asset-based administration charge. The Preference contracts impose a $30 annual administration charge, but the charge is not limited to 2% of the contract value as it is under the American Growth Series Contract, and there is no waiver of the charge for contracts which reach certain asset levels as there is under the American Growth Series Contract. There will be no contingent deferred sales charge under the Preference contracts beginning in the seventh contract year, and there is no limit on or charge for fund transfers, although transfers are subject to a $25 minimum. Any applicable premium tax charges are deducted from purchase payments in Pennsylvania, South Dakota and Kentucky and at an annuitization in North Carolina.

  In the case of a Contract issued by exchanging a Zenith Accumulator contract, the Company has applied for an SEC order permitting the following terms of exchange. The assets transferred will be treated as a purchase payment under the American Growth Series contract for purposes of calculating the free withdrawal amount and Contingent Deferred Sales Charge under the American Growth Series contract. However, if the transferred assets are surrendered from the American Growth Series contract, they will be subject to the table of declining contingent deferred sales charge percentages that would have applied under the Zenith Accumulator contract in the year of the surrender. In the case of an exchange of a Zenith Accumulator contract that has been outstanding for less than three years, The New England currently intends to waive any contingent deferred sales charge applicable to the transferred assets if they are surrendered more than seven years after the exchange. The Zenith Accumulator contracts and American Growth Series Contracts impose the same aggregate amount of asset-based charges (the administration asset charge and mortality and expense risk charge) and generally the same annual administration contract charge, but the annual administration contract charge under the Zenith Accumulator contract is not limited to 2% of the contract value and is not waived for contracts which reach certain asset levels, as it is under the American Growth Series Contract. Under the Zenith Accumulator contract, the premium tax charge is currently deducted in four states, from purchase payments in Pennsylvania, South Dakota and Kentucky, and at annuitization in North Carolina. Fund transfers under the Zenith Accumulator are not currently limited in number or amount prior to annuitization, but a $10 fee is currently imposed for transfers in excess of 12 per year, as it currently is under the American Growth Series Contract. The American Growth Series Contract imposes higher minimums for amounts transferred from and remaining in a sub-account.

  If you are contemplating an exchange of a Fund I, Preference or Zenith Accumulator contract for an American Growth Series Contract, you should compare all charges (including investment advisory fees) deducted under your existing contract and under the American Growth Series Contract, as well as the investment options offered by each. In addition, you should keep in mind the higher minimum ($250) for any subsequent purchase payments you may wish to make to the American Growth Series Contract. See "Purchase Payments-- Exchanges" and "Payment on Death Prior to Annuitization--Under Exchanged Contracts" for more information concerning the consequences of an exchange.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

  The Maturity Date of the Contract is based on the older of the Contract Owner(s) and the Annuitant and is the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law). If a Contract is acquired pursuant to an exchange from an old contract (see "The Contracts--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. The Contract Owner may not change the Maturity Date to an earlier date. However, the Contract Owner may surrender the Contract at any time before the Maturity Date and apply the surrender proceeds to an annuity option.

  If the Contract Owner and Annuitant are not the same and the Annuitant dies prior to the Maturity Date, the Contract will continue for the benefit of the Contingent Annuitant. The Maturity Date will be reset, if necessary, based on the age of the older Contract Owner.

  Ownership of the Contract may not be changed without Company consent. If ownership is changed, a change in the Maturity Date may be required, based on the new Contract Owner's age. The new Maturity Date will be based on the older of the new Contract Owner and the Annuitant and will be the date when that person, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

  The Contract that is issued to you will provide for variable annuity payments to begin at the Maturity Date for the life of the Payee, but for at least ten years. If you wish to change this payment option you may do so at any time prior to the Maturity Date. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, the amount of Contract Value applied to the fixed payment option (net of any applicable charges described under "Administration Charges, Contingent Deferred Sales Charge and Other Deductions") will be transferred to the general account of the Company, and the annuity payments will be fixed in amount and duration by the payment option selected, the age of the Payee and, for Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, by the sex of the Payee. (See "Amount of Variable Annuity Payments".)

  Contracts acquired by retirement plans qualifying for tax benefited treatment may be subject to various requirements concerning the time by which benefit payments must commence, the period over which such payments may be made, the payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

  The Contract provides several annuity payment options. Prior to the Maturity Date you may elect to have the Contract Value applied to one of these payment options at maturity. If you make a full or partial surrender of the Contract, you may elect in your surrender request to apply the surrender proceeds to a payment option. You may also elect to have the Contract's Death Proceeds applied to a payment option, or, if the Death Proceeds become payable and you have not previously elected a payment option, the Beneficiary can elect to apply the Death Proceeds to a payment option; however, the Variable Income Payments to Age 100 Option and the Variable Life Income for Two Lives Option, described below, and comparable fixed options, are not available for this purpose.

  The selection of an annuity payment option must be made by written request to the Company and is subject to any applicable Federal tax law restrictions. The amount of the Death Proceeds or of the Contract Value at the Maturity Date that is applied to a payment option will be reduced by any applicable premium tax charge. The Contract Value at the Maturity Date is also reduced by a pro rata portion of the Administration Contract Charge and by any applicable Contingent Deferred Sales Charge. The amount of Contract Value applied to a payment option at a full or partial surrender will be reduced by any applicable Contingent Deferred Sales Charge and premium tax charge, and, on a full surrender, by a pro rata portion of the Administration Contract Charge.

  The Contract offers the variable payment options listed below.

    Variable Income for a Specified Number of Years. The Company will make variable monthly payments for the number of years elected, which may not be more than 30 except with the consent of the Company.

    Variable Life Income. The Company will make variable monthly payments which will continue: while the Payee is living* ; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

    Variable Income Payments to Age 100. The Company will make variable monthly payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

    Variable Life Income for Two Lives. The Company will make variable monthly payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
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* IT IS POSSIBLE UNDER THIS OPTION TO RECEIVE ONLY ONE ANNUITY PAYMENT IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE SECOND PAYMENT OR TO RECEIVE ONLY TWO ANNUITY PAYMENTS IF THE PAYEE DIES (OR PAYEES DIE) BEFORE THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

  Comparable fixed payment options are also available for all of the options described above. In addition, other payment options (including other periods certain) may be available from time to time, and you should consult the Company as to their availability. If you do not elect a payment option by the Maturity Date, variable payments under the Contract will be made while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If installments under an option would be less than the Company's published minimum, then the Contract proceeds can be applied to a payment option only with the consent of the Company.

  The Payee under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may withdraw the commuted value of the remaining payments. The Payee (or Payees) under the Variable Life Income with Period Certain Option or the Joint and Survivor Variable Life Income, 10 Years Certain Option may withdraw the commuted value of the remaining period certain portion of the payment option. The commuted value of such payments is calculated based on the assumed interest rate under the Contract. The life income portion of the payment portion cannot be commuted, and variable annuity payments based on that portion will resume at the expiration of the period certain if the Annuitant is alive at that time. (See "Amount of Variable Annuity Payments."). Amounts applied to a fixed payment option may not be withdrawn.

  The section of the prospectus entitled "Administration Charges, Contingent Deferred Sales Charge and Other Deductions" describes whether a Contingent Deferred Sales Charge will be deducted upon application of the Contract's proceeds to a particular payment option or upon withdrawal of the commuted value of any payments certain under a variable payment option.

  Payees under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option may convert to a variable payment option involving a life contingency.

  The availability of certain annuity payment options may be restricted on account of Company policy and Federal tax law, which among other things, may restrict payment to the life expectancy of the payee.

  The Company continues to assess the Mortality and Expense Risk Charge if annuity payments are made under any variable payment option (either before or after the Maturity Date), including an option not involving a life contingency and under which the Company bears no mortality risk.

                      AMOUNT OF VARIABLE ANNUITY PAYMENTS

  At the Maturity Date (or any other application of proceeds to a payment option), the Contract Value (reduced by any applicable charges) is applied toward the purchase of monthly annuity payments. The amount of monthly variable annuity payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age, (ii) the assumed interest rate selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

  The annuity purchase rates are used to calculate the basic payment level purchased by the Contract Value. These rates vary according to the age of the Payee. The higher the Payee's age at annuitization, the greater the basic payment level under options involving life contingencies, because the Payee's life expectancy and thus the period of anticipated income payments will be shorter. With respect to Contracts issued in New York or Oregon for use in situations not involving an employer-sponsored plan, purchase rates used to calculate the basic payment level will also reflect the sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If the Contract Owner has selected a payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee dies, the Contract Value will purchase lower monthly benefits than under a life contingent option.

  The dollar amount of the initial variable annuity payment will be at the basic payment level. The assumed interest rate under the Contract will affect both this basic payment level and the amount by which subsequent payments increase or decrease. Each payment after the first will vary with the difference between the net investment performance of the sub-accounts selected and the assumed interest rate under the Contract. If the actual net investment rate exceeds the assumed interest rate, the payments will increase. Conversely, if the actual rate is less than the assumed interest rate, annuity payments will decrease. If actual investment performance is equal to the assumed interest rate, the monthly payments will remain level.

  Unless otherwise provided, the assumed interest rate will be at an annual effective rate of 3.5%. You may select as an alternative an assumed interest rate equal to an annual effective rate of 0% or, if allowed by applicable law or regulation, 5%. A higher assumed interest rate will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a more rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate. A lower assumed interest rate will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the assumed interest rate, and a less rapid drop in subsequent payments when the actual net investment performance is less than the assumed interest rate.

  You may, even after variable annuity payments have commenced, direct that all or a portion of your investment in one sub-account be transferred to another sub-account of the Variable Account in the manner provided under "Transfer Privilege".

  The Company may require proof of age, sex (if applicable) and survival of any person upon the continuation of whose life annuity payments depend.

  For more information regarding payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of options available, and other matters also of importance.

FEDERAL INCOME TAX STATUS

INTRODUCTION

  The following discussion is a general discussion of federal income tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon NEVLICO's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

  The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with certain plans entitled to special income tax treatment ("Qualified Contracts") under section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefit to the Contract Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAXATION OF NEVLICO

  NEVLICO is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from NEVLICO, and its operations form a part of NEVLICO, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains arising from the operation of the Variable Account are automatically applied to increase reserves under the Contracts. Under existing federal income tax law, NEVLICO believes that the Variable Account's investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contracts.

  Accordingly, NEVLICO does not anticipate that it will incur any federal income tax liability attributable to the Variable Account and, therefore, NEVLICO does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in NEVLICO being taxed on income or gains attributable to the Variable Account, then NEVLICO may impose a charge against the Variable Account (with respect to some or all Contracts) in order to set aside amounts to pay such taxes.

TAX STATUS OF THE CONTRACT

  Diversification. Section 817(h) of the Code requires that with respect to
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Non-Qualified Contracts, the investments of the Funds be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under federal tax law. The Variable Account, through the Eligible Funds, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Eligible Funds' assets may be invested.

  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control for the investments of a segregated asset account may cause the investor [i.e., the Contract Owner], rather than the insurance company, to be treated
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as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no guidance has been issued.

  The ownership rights under the Contract are similar to, but also different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, a Contract Owner has additional flexibility in allocating premium payments and account values. These differences could result in a Contract Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, NEVLICO does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. NEVLICO therefore reserves the right to modify the Contract as necessary to attempt to prevent a Contract Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

  Required Distributions. In order to be treated as an annuity contract for
  -----------------------
federal income tax purposes, section 72(s) of the Code requires Non-Qualified Contracts to provide that (a) if any Owner dies on or after the annuity date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any Owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The "designated beneficiary" refers to a natural person designated by the owner as a Beneficiary and to whom ownership of the contract passes by reason of death. However, if the "designated beneficiary" is the surviving spouse of a deceased owner, the contract may be continued with the surviving spouse as the new owner.

  The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. NEVLICO intends to review such provisions when they are issued and modify the contracts in question if necessary to assure that they comply with the requirements of Code
Section 72(s). Other rules may apply to Qualified Contracts.

  The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

TAXATION OF ANNUITIES

  In General. Section 72 of the Code governs taxation of annuities in general.
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NEVLICO believes that a Contract Owner who is a natural person generally is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., withdrawals or annuity
                                               ----
payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.

  The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Contract Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and prospective Contract Owners that are not natural persons may wish to discuss these with a competent tax adviser.

  The following discussion generally applies to a Contract owned by a natural person.

  Surrenders. In the case of a surrender under a Qualified Contract, including
  -----------
Systematic Withdrawals, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. For a Contract issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.

  With respect to Non-Qualified Contracts, partial surrenders, including Systematic Withdrawals, are generally treated as taxable income to the extent that the Contract Value immediately before the surrender exceeds the "investment in the contract" at that time. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract".

  Annuity Payments. Although the tax consequences may vary depending on the
  -----------------
annuity payment elected under the Contract, in general, only the portion of the annuity payment that represents the amount by which the Contract Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract". For fixed annuity payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional annuity payments is taxable. If annuity payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.

  Penalty Tax. In the case of a distribution pursuant to a Non-Qualified
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Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the taxpayer attains age 59 1/2; (2) made as a result of death or disability of an owner;
(3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the owner and a "designated beneficiary". Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the
  -----------------------------------
Contract because of the death of a Contract Owner (or Annuitant if the Contract Owner is not an individual). Generally, such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or
(2) if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above.

  Transfers, Assignments, Exchanges and Maturity Dates. A transfer of
  -----------------------------------------------------
ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also an Owner, the selection of certain Maturity Dates, the exchange of a Contract, or the receipt of a Contract in an exchange may result in certain tax consequences that are not discussed herein. Anyone contemplating any such designation, transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Multiple Contracts. All deferred non-qualified annuity contracts that are
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issued by NEVLICO (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws.

QUALIFIED CONTRACTS

  The Contract is designed for use as an Individual Retirement Annuity ("IRA"). Section 408(b) of the Code permits individuals to establish IRA's on a tax benefited basis. The Contract is also designed for use with Simplified Employee Pension Plans ("SEP"), which certain employers may adopt in order to contribute to IRA's on their employees' behalf. The tax rules applicable to participants and beneficiaries in these retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

  NEVLICO makes no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Contract Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under these Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Contract Owners are responsible for determining that contributions, distributions and other transactions with respect to the Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract under applicable federal and state tax laws and ERISA.

  The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the IRA or their purchase. A Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

(i) Plan Contribution Limits

SEPS

  Statutory limitations on contributions to SEPs may limit the amount of money that may be contributed to the Contract in any Contract Year. Any purchase payments attributable to such contributions are tax deductible to the employer and are not currently taxable to the Annuitants for whom the Contracts are purchased. The contributions to the Contract and any increase in Contract Value attributable to such contributions are not subject to taxation until payments from the Contract are made to the Annuitant or his/her Beneficiaries.

IRA'S

  The maximum tax deductible purchase payment which may be contributed each year to an IRA is the lesser of $2,000 or 100 percent of includible compensation if the taxpayer is not covered under an employer plan. A spousal IRA is available if the taxpayer and spouse file a joint return and the spouse earns no compensation (or elects to be treated as earning no compensation) and is not yet age 70 1/2. The maximum tax deductible purchase payment which a taxpayer may make to his or her own IRA and a spousal IRA, combined, is the lesser of $2,250 or 100 percent of compensation of the working spouse. If covered under an employer plan, taxpayers are permitted to make deductible purchase payments; however, the deductions are phased out and eventually eliminated, on a pro rata basis, for adjusted gross income between $25,000 and $35,000 for an individual, between $40,000 and $50,000 for a married couple filing jointly and between $0 and $10,000 for a married person filing separately. A taxpayer may also make nondeductible purchase payments. However, the total of deductible and nondeductible purchase payments may not exceed the limits described above for deductible payments. For more information concerning the contributions to IRAs, you should obtain a copy of IRS Publication 590 on Individual Retirement Accounts. In addition to the above, an individual may make a "rollover" contribution into an IRA with the proceeds of a "lump sum" distribution (as defined in the Code) from a Qualified Plan.

(ii) Distributions from the Contract

IRAS AND SEPS

  Payments made from the Contracts held under an IRA or a SEP are taxable under Section 72 of the Code as ordinary income, in the year of receipt. Any amount received in surrender of all or part of the Contract Value prior to annuitization will, subject to restrictions and penalties discussed below, also be included in income in the year of receipt. If there is any "investment" in the Contract, a portion of each amount received is excluded from gross income as a return of such investment. Distributions or withdrawals prior to age 59 1/2 may be subject to a penalty tax of 10% of the amount includible in income. This penalty tax does not apply: (i) to distributions of excess contributions or deferrals; (ii) to distributions made on account of the Annuitant's death, retirement, disability or early retirement at or after age 55; (iii) when distribution from the Contract is in the form of an annuity over the life or life expectancy of the Annuitant (or joint lives or life expectancies of the Annuitant and his or her Beneficiary); or (iv) when distribution is made pursuant to a divorce (in the case of IRAs) or a qualified domestic relations order. In the case of IRAs, the exceptions for distributions on account of early retirement at or after age 55 or made pursuant to a qualified domestic relations order do not apply. A tax-free rollover may be made once each year among individual retirement arrangements subject to the conditions and limitations described in the Code.

  If the Annuitant dies before distributions begin, distributions must be completed within five years after death, unless payments begin within one year after death and are made over the life (or life expectancy) of the Beneficiary. If the Annuitant's spouse is the Beneficiary, distributions need not begin until the Annuitant would have reached age 70 1/2. If the Annuitant dies after annuity payments have begun, payments must continue to be made at least as rapidly as payments made before death.

  Annuity payments, periodic payments or annual distributions generally must commence by April 1 of the calendar year following the year in which the Annuitant attains age 70 1/2. Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by minimum distribution rules under the plan. A penalty tax of up to 50% of the amount which should be distributed may be imposed by the IRS for failure to distribute the required minimum distribution amount. Other tax penalties may apply to aggregate annual distributions in excess of $150,000.

WITHHOLDING

  Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions.

POSSIBLE CHANGES IN TAXATION

  In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

OTHER TAX CONSEQUENCES

  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect NEVLICO's understanding of the current law and the law may change. Federal estate and gift tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Contract Owner or recipient of a distribution. A competent tax adviser should be consulted for further information.

GENERAL

  At the time the initial purchase payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the initial premium is derived from an exchange or surrender of another annuity contract, NEVLICO may require that the prospective purchaser provide the information with regard to the federal income tax status of the previous annuity contract. NEVLICO will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum initial purchase payment stated above. Additional purchase payments under a Contract must qualify for the same federal income tax treatment as the initial purchase payment under the Contract; NEVLICO will not accept an additional purchase payment under a Contract if the federal income tax treatment of such purchase payment would be different from that of the initial purchase payment.

                                 VOTING RIGHTS

  The Company is the legal owner of the Eligible Fund shares held in the Variable Account and has the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by Federal securities law, the Company will give you, as Contract Owner, the right to instruct the Company how to vote the shares that are attributable to your Contract.

  Prior to annuitization, the number of votes as to which you have a right of instruction is determined by applying your percentage interest in a sub-account to the total number of votes attributable to the sub-account. After annuitization, the number of votes attributable to your Contract is determined by applying the percentage interest reflected by the reserve for your Contract to the total number of votes attributable to the sub-account. After annuitization the votes attributable to your Contract decrease as reserves underlying the Contract decrease.

  Contract Owners who are entitled to give voting instructions and the number of shares as to which you have a right of instruction will be determined as of the record date for the meeting. All Eligible Fund shares held in any sub-account of the Variable Account or any other registered (or to the extent voting privileges are granted by the issuing insurance company, unregistered) separate accounts of the Company or any affiliate for which no timely instructions are received will be voted for, against, or withheld from voting on any proposition in the same proportion as the shares held in that sub-account for all policies or contracts for which voting instructions are received.

  All Eligible Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of the Company or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and
(ii) the shares that are voted in proportion to such voting instructions.

  The SEC requires the Eligible Fund Boards of Trustees to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners, for example. If there is a material conflict, the Boards of Trustees will have an obligation to determine what action should be taken, including the removal of the affected sub-account(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.

                           DISTRIBUTION OF CONTRACTS

  New England Securities, the principal underwriter of the Contracts, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Except in certain limited circumstances (such as sales of the Contracts to persons over age 75), the Company will pay commissions of at least 3% of purchase payments to the New England Securities registered representative involved in the sale of a Contract. Additional compensation may be paid by the Company to the general agent involved in the transaction. No commission is paid in connection with the initial issuance of a Contract as a result of an exchange from a Fund I, Preference or Zenith Accumulator contract.

  New England Securities may enter into selling agreements with other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts. Commissions paid to such broker-dealers will also be at least 3% of purchase payments (except as described in the preceding paragraph).

                               THE FIXED ACCOUNT

  A Fixed Account option is included under Contracts issued in those states where it has been approved by the state insurance department. In these states, you may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of the Company's general account. The Fixed Account offers diversification to a Variable Account contract, allowing the Contract Owner to protect principal and earn, at least, a guaranteed rate of interest.

  Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and the Company has been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION OF THE FIXED ACCOUNT

  The Company's general account consists of all assets owned by the Company other than those in the Variable Account and the Company's other separate accounts. The Company has sole discretion over the investment of assets in the general account, including those in the Fixed Account. Contract Owners do not share in the actual investment experience of the assets in the Fixed Account. Instead, the Company guarantees that Contract Values in the Fixed Account will earn interest at an effective annual rate of at least 3%. The Company is not obligated to credit interest at a rate higher than 3%, although in its sole discretion it may do so. Contract Values in the Fixed Account will earn interest daily.

  Any purchase payment or portion of Contract Value ("deposit") allocated to the Fixed Account will earn interest at an annual rate determined by the Company for that deposit for a 12 month period. At the end of each succeeding 12 month period, the Company will determine the interest rate that will apply to that deposit plus accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits made to the Fixed Account on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

  A Contract's total Contract Value will include its Contract Value in the Variable Account and in the Fixed Account.

  Unless you request otherwise, a partial surrender will reduce the Contract Value in the sub-accounts of the Variable Account and the Fixed Account proportionately. The annual Administration Contract Charge will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account. (However, that charge is limited to the lesser of $30 and 2% of the total Contract Value, including Contract Value in the Fixed Account.) Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, surrenders and partial surrenders. The following special rules apply to transfers involving the Fixed Account.

  The amount of Contract Value which may be transferred from the Fixed Account
  ----------------------------------------------------------------------------
is limited to the greater of: 25% of the Contract Value in the Fixed Account
----------------------------------------------------------------------------
at the end of the first day of the Contract Year, and the amount of Contract
----------------------------------------------------------------------------
Value that was transferred from the Fixed Account in the previous Contract
--------------------------------------------------------------------------
Year, except with the consent of the Company. (Also, after the transfer is
--------------------------------------------------------------------------
made, the Contract Value may not be allocated among more than ten of the sub-
-----------------------------------------------------------------------------
accounts and/or the Fixed Account.) The Company intends to restrict purchase
-----------------------------------
payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which would be credited to the deposit would be equivalent to an annual effective rate of 3%; or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by the Company (currently $500,000). In addition, the Company intends to restrict transfers of Contract Value into the Fixed Account, and reserves the right to restrict purchase payments into the Fixed Account, for 180 days following a transfer out of the Fixed Account.

  Amounts transferred to the sub-accounts from the Fixed Account will be on a "last-in, first-out" basis; that is, they will be made in the reverse order in which the deposits into the Fixed Account were made. Amounts surrendered from the Fixed Account will be on a "first-in, first-out" basis.

  The Company reserves the right to delay transfers, surrenders and partial surrenders from the Fixed Account for up to six months.

                             FINANCIAL STATEMENTS

  The financial statements of the Company may be found in the Statement of Additional Information.

                       INVESTMENT EXPERIENCE INFORMATION

  The tables below illustrate hypothetical average annual total returns for each sub-account for the periods shown, based on the actual investment experience of the New England Zenith Fund during those periods. For sub-accounts investing in Eligible Funds that did not commence operations until 1994, returns have not been annualized. The tables do not represent what may happen in the future.

  The Variable Account was not established until July, 1994. The Contracts were not available before April 10, 1995. The Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series commenced operations on August 26, 1983. The Westpeak Value Growth and Loomis Sayles Avanti Growth Series commenced operations on April 30, 1993. The Small Cap Series commenced operations on May 2, 1994. The six other Eligible Funds did not commence operations until October 31, 1994.

  Calculations of average annual total return are based on the assumption that a single investment of $1,000 was made at the beginning of each period shown. The figures do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the results shown.

  The average annual total return is related to surrender value and is calculated as follows. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each sub-account at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The number of Accumulation Units is reduced on each Contract anniversary to reflect deduction of the annual $30 Administration Contract Charge from the Contract Value. Each such $30 deduction reduces the number of units held under the Contract by an amount equal to $30 divided by the Accumulation Unit Value on the date of the deduction. The total number of units held under the Contract at the beginning of the last Contract Year covered by the period shown is multiplied by the Accumulation Unit Value on December 31, 1994 to arrive at the Contract Value on that date. This Contract Value is then reduced by the applicable Contingent Deferred Sales Charge and the portion of the $30 Administration Contract Charge which would be deducted upon surrender on December 31, 1994 to arrive at the surrender value. The average annual total return is the annual compounded rate of return which would produce the surrender value on December 31, 1994. The average annual total returns assume that no premium tax charge has been deducted.

                          AVERAGE ANNUAL TOTAL RETURN

  For purchase payment allocated to the Back Bay Advisors Bond Income Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      1 Year.......................................................... -12.81%
      5 Years.........................................................   4.00%
      10 years........................................................   6.12%
      Since Inception.................................................   6.43%

  For purchase payment allocated to the Back Bay Advisors Money Market Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      1 Year..........................................................  -5.77%
      5 Years.........................................................   0.32%
      10 years........................................................   2.28%
      Since Inception.................................................   2.89%

  For purchase payment allocated to the Westpeak Value Growth Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      1 Year.......................................................... -10.90%
      Since Inception.................................................  -0.55%

  For purchase payment allocated to the Loomis Sayles Avanti Growth Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      1 Year.......................................................... -10.74%
      Since Inception.................................................  -0.20%

  The tables below illustrate hypothetical cumulative total returns for each sub-account for the periods shown. Cumulative total return is calculated like average annual total return, above, except that the return for the period is not annualized. Instead, the cumulative total return reflects the actual investment experience of the Eligible Fund for the period from inception to December 31, 1994, which in all cases is less than one year.

  For purchase payment allocated to the Loomis Sayles Small Cap Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception................................................. -12.70%

  For purchase payment allocated to the Loomis Sayles Balanced Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception.................................................  -7.17%

  For purchase payment allocated to the Draycott International Equity Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception.................................................  -4.94%

  For purchase payment allocated to the Salomon Brothers U.S. Government
Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception.................................................  -6.52%

  For purchase payment allocated to the Salomon Brothers Strategic Bond
Opportunities Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception.................................................  -8.47%

  For purchase payment allocated to the Venture Value Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception.................................................  -9.95%

  For purchase payment allocated to the Alger Equity Growth Series

                      PERIOD ENDING DECEMBER 31, 1994
                      -------------------------------
      Since Inception................................................. -12.09%

  Information is available illustrating the impact of fund performance on annuity payouts.

  The following chart illustrates how the average annual total return was determined for the five year period ending December 31, 1994 for the Back Bay Advisors Bond Income Series based on the assumptions used in the above table. The units column below shows the number of accumulation units hypothetically purchased by the $1000 investment in the Series in the first year. The units are reduced on each Contract anniversary to reflect the deduction of the $30 Administration Contract Charge. The example assumes no premium tax charge is deducted.

  The unit values of the sub-accounts reflect the change in the net asset value of the underlying Eligible Funds plus the reinvestment of dividends from net investment income and of distributions from net realized gains, if any. The unit values also reflect the deduction of the Mortality and Expense Risk Charge as well as the Administration Asset Charge.

                                                                      AVERAGE
                                          UNIT   CONTRACT SURRENDER ANNUAL TOTAL
DATE                            UNITS    VALUE    VALUE     VALUE      RETURN
----                           -------- -------- -------- --------- ------------
December 31, 1989............. 552.6279 1.809536 $1000.00
December 31, 1990............. 537.0871 1.930406  1036.80 $ 980.81     -1.92%
December 31, 1991............. 523.7334 2.246568  1176.60  1126.60      6.14%
December 31, 1992............. 511.2212 2.397657  1225.73  1185.73      5.84%
December 31, 1993............. 499.9592 2.663825  1331.80  1301.80      6.82%
December 31, 1994............. 488.1194 2.533842  1236.82  1216.82      4.00%

  The following charts illustrate what would have been the growth and value of a $10,000 purchase payment if it had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds became available: September 1, 1983 for the Back Bay Advisors Money Market and Back Bay Advisors Bond Income Series; May 1, 1993 for the Westpeak Value Growth and Loomis Sayles Avanti Growth Series; May 2, 1994 for the Loomis Sayles Small Cap Series;

and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender. During the period when the Contingent Deferred Sales Charge applies, the percentage return on surrender value from year to year (after the 1st year) will be greater than the percentage return on Contract Value for the same years. This is because the percentage return on surrender value reflects not only investment experience but also the annual reduction in the applicable Contingent Deferred Sales Charge. In the first chart, the Contract Value and surrender value on each date shown are calculated in the manner described in the preceding illustrations of average annual total return, assuming that no premium tax charge is deducted on surrender.

  In the second and third charts, the difference between the Contract Value or surrender value at the beginning and at the end of each year is divided by the beginning Contract Value or surrender value to arrive at the annual percentage change. The cumulative return information set forth in these charts is determined by taking the difference between the $10,000 investment and the ending Contract Value or surrender value and dividing it by $10,000. The annual effective rate of return in this illustration is calculated in the same manner as the average annual total return described in the preceding illustration, assuming that no premium tax charge is deducted on surrender.

                   $10,000 SINGLE PURCHASE PAYMENT CONTRACT
BACK BAY ADVISORS BOND INCOME AND BACK BAY ADVISORS MONEY MARKET SERIES ISSUED
                               SEPTEMBER 1, 1983
  WESTPEAK VALUE GROWTH AND LOOMIS SAYLES AVANTI GROWTH SERIES ISSUED MAY 1,
                                     1993
               LOOMIS SAYLES SMALL CAP SERIES ISSUED MAY 2, 1994
               OTHER ZENITH FUND SERIES ISSUED NOVEMBER 1, 1994
                              INVESTMENT RESULTS

                                                          CONTRACT VALUE
                  ------------------------------------------------------------------------------------------------------
                                                                                                              SALOMON
                   BACK BAY   BACK BAY               LOOMIS    LOOMIS                            SALOMON     BROTHERS
                   ADVISORS   ADVISORS   WESTPEAK    SAYLES    SAYLES    LOOMIS     DRAYCOTT     BROTHERS    STRATEGIC
                     BOND      MONEY      VALUE      AVANTI     SMALL    SAYLES   INTERNATIONAL    U.S.        BOND
                    INCOME     MARKET     GROWTH     GROWTH      CAP    BALANCED     EQUITY     GOVERNMENT OPPORTUNITIES
                  ---------- ---------- ---------- ---------- --------- --------- ------------- ---------- -------------
As of
 December 31:
 1983............ $10,322.81 $10,267.54
 1984............  11,453.60  11,175.37
 1985............  13,388.02  11,905.91
 1986............  15,137.28  12,515.01
 1987............  15,242.32  13,122.58
 1988............  16,250.76  13,896.84
 1989............  17,982.33  14,945.51
 1990............  19,151.99  15,916.87
 1991............  22,256.32  16,648.79
 1992............  23,723.05  17,018.60
 1993............  26,326.57  17,259.26 $11,357.58 $11,306.07
 1994............  25,012.44  17,679.32  11,004.10  10,972.12 $9,512.13 $9,956.78  $10,196.29   $10,026.51   $9,817.20

                    CONTRACT VALUE
                  -------------------
                              ALGER
                   VENTURE   EQUITY
                    VALUE    GROWTH
                  --------- ---------
As of
 December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............ $9,657.56 $9,561.73

                                                         SURRENDER VALUE (1)
                  ------------------------------------------------------------------------------------------------------
                                                                                                              SALOMON
                   BACK BAY   BACK BAY               LOOMIS    LOOMIS                            SALOMON     BROTHERS
                   ADVISORS   ADVISORS   WESTPEAK    SAYLES    SAYLES    LOOMIS     DRAYCOTT     BROTHERS    STRATEGIC
                     BOND      MONEY      VALUE      AVANTI     SMALL    SAYLES   INTERNATIONAL    U.S.        BOND
                    INCOME     MARKET     GROWTH     GROWTH      CAP    BALANCED     EQUITY     GOVERNMENT OPPORTUNITIES
                  ---------- ---------- ---------- ---------- --------- --------- ------------- ---------- -------------
As of
 December 31:
 1983............ $ 9,660.92 $ 9,609.51
 1984............  10,843.60  10,565.37
 1985............  12,878.02  11,395.91
 1986............  14,727.28  12,105.01
 1987............  14,932.32  12,812.58
 1988............  16,040.76  13,686.84
 1989............  17,872.33  14,835.51
 1990............  19,141.99  15,906.87
 1991............  22,246.32  16,638.79
 1992............  23,713.05  17,008.60
 1993............  26,316.57  17,249.26 $10,637.58 $10,586.07
 1994............  25,002.44  17,669.32  10,390.70  10,359.67 $8,897.68 $9,325.15  $ 9,547.90   $ 9,390.01   $9,195.35

                  SURRENDER VALUE (1)
                  -------------------
                              ALGER
                   VENTURE   EQUITY
                    VALUE    GROWTH
                  --------- ---------
As of
 December 31:
 1983............
 1984............
 1985............
 1986............
 1987............
 1988............
 1989............
 1990............
 1991............
 1992............
 1993............
 1994............ $9,046.88 $8,957.76

                 ANNUAL PERCENTAGE CHANGE IN CONTRACT VALUE(1)

                          BACK BAY BACK BAY                        LOOMIS                          SALOMON
                          ADVISORS ADVISORS WESTPEAK    LOOMIS     SAYLES   LOOMIS    DRAYCOTT     BROTHERS
                            BOND    MONEY    VALUE   SAYLES AVANTI SMALL    SAYLES  INTERNATIONAL    U.S.
                           INCOME   MARKET   GROWTH     GROWTH      CAP    BALANCED    EQUITY     GOVERNMENT
                          -------- -------- -------- ------------- ------  -------- ------------- ----------
As of December 31:
 1983...................     3.23%   2.68%
 1984...................    10.95    8.84
 1985...................    16.89    6.54
 1986...................    13.07    5.12
 1987...................      .69    4.85
 1988...................     6.62    5.90
 1989...................    10.66    7.55
 1990...................     6.50    6.50
 1991...................    16.21    4.60
 1992...................     6.59    2.22
 1993...................    10.97    1.41    13.58%      13.06%
 1994...................    -4.99    2.43    -3.11       -2.95      -4.88%   -0.43%     1.96%        0.27%
Cumulative Return.......   150.12   76.79    10.04        9.72      -4.88    -0.43      1.96         0.27
Annual Effective Rate of
 Return.................     8.42    5.15     5.90        5.72

                                                                                LEHMAN
                             SALOMON                                         INTERMEDIATE
                            BROTHERS                                         GOVERNMENT/
                            STRATEGIC            ALGER   DOW JONES  S&P 500   CORPORATE   CONSUMER
                              BOND      VENTURE  EQUITY  INDUSTRIAL  STOCK       BOND      PRICE
                          OPPORTUNITIES  VALUE   GROWTH  AVERAGE(2) INDEX(3)   INDEX(4)   INDEX(5)
                          ------------- -------  ------  ---------- -------- ------------ --------
As of December 31:
 1983...................                                     5.89%     1.71%      4.50%     1.07%
 1984...................                                     1.30      6.22      14.38      3.95
 1985...................                                    33.55     31.64      18.05      3.80
 1986...................                                    27.10     18.62      13.12      1.10
 1987...................                                     5.48      5.21       3.67      4.43
 1988...................                                    16.14     16.50       6.78      4.42
 1989...................                                    32.19     31.59      12.76      4.65
 1990...................                                    -1.00     -3.12       9.17      6.11
 1991...................                                    24.19     30.34      14.63      3.06
 1992...................                                     7.39      7.61       7.17      2.90
 1993...................                                    16.97     10.06       8.79      2.75
 1994...................      -1.83%     -3.42%   -4.38%     5.06      1.31      -1.95      2.78
Cumulative Return.......      -1.83      -3.42    -4.38    378.41    312.26     185.02     49.52
Annual Effective Rate of
 Return.................                                    14.81     13.31       9.68      3.61

                 ANNUAL PERCENTAGE CHANGE IN SURRENDER VALUE(1)

                          BACK BAY BACK BAY          LOOMIS LOOMIS                           SALOMON
                          ADVISORS ADVISORS WESTPEAK SAYLES SAYLES    LOOMIS    DRAYCOTT     BROTHERS
                            BOND    MONEY    VALUE   AVANTI  SMALL    SAYLES  INTERNATIONAL    U.S.
                           INCOME   MARKET   GROWTH  GROWTH   CAP    BALANCED    EQUITY     GOVERNMENT
                          -------- -------- -------- ------ -------  -------- ------------- ----------
As of December 31:
 1983...................    -3.39%  -3.90%
 1984...................    12.24    9.95
 1985...................    18.76    7.86
 1986...................    14.36    6.22
 1987...................     1.39    5.85
 1988...................     7.42    6.82
 1989...................    11.42    8.39
 1990...................     7.10    7.22
 1991...................    16.22    4.60
 1992...................     6.59    2.22
 1993...................    10.98    1.41     6.38    5.86
 1994...................    -4.99    2.44    -2.32   -2.14   -11.02%   -6.75%     -4.52%       -6.10%
Cumulative Return.......   150.02   76.69     3.91    3.60   -11.02    -6.75      -4.52        -6.10
Annual Effective Rate of
 Return.................     8.42    5.15     2.32    2.14

                                                                                 LEHMAN
                             SALOMON                                          INTERMEDIATE
                            BROTHERS                                          GOVERNMENT/
                            STRATEGIC             ALGER   DOW JONES  S&P 500   CORPORATE   CONSUMER
                              BOND      VENTURE  EQUITY   INDUSTRIAL  STOCK       BOND      PRICE
                          OPPORTUNITIES  VALUE   GROWTH   AVERAGE(2) INDEX(3)   INDEX(4)   INDEX(5)
                          ------------- -------  -------  ---------- -------- ------------ --------
As of December 31:
 1983...................                                      5.89%     1.71%      4.50%     1.07%
 1984...................                                      1.30      6.22      14.38      3.95
 1985...................                                     33.55     31.64      18.05      3.80
 1986...................                                     27.10     18.62      13.12      1.10
 1987...................                                      5.48      5.21       3.67      4.43
 1988...................                                     16.14     16.50       6.78      4.42
 1989...................                                     32.19     31.59      12.76      4.65
 1990...................                                     -1.00     -3.12       9.17      6.11
 1991...................                                     24.19     30.34      14.63      3.06
 1992...................                                      7.39      7.61       7.17      2.90
 1993...................                                     16.97     10.06       8.79      2.75
 1994...................      -8.05%     -9.53%   -10.42%     5.06      1.31      -1.95      2.78
Cumulative Return.......      -8.05      -9.53    -10.42    378.41    312.26     185.02     49.52
Annual Effective Rate of
 Return.................                                     14.81     13.31       9.68      3.61

--------
NOTES:
(1) The Contract Values, surrender values, and annual percentage change figures assume reinvestment of dividends and capital gain distributions. The Contract Values are net of all deductions and expenses other than any applicable Contingent Deferred Sales Charge or premium tax charge. Each surrender value equals the Contract Value less any applicable Contingent Deferred Sales Charge and a pro rata portion of the annual $30 Administration Contract Charge, but does not reflect a deduction for the premium tax charge. (See "Administration Charges, Contingent Deferred Sales Charge and Other Deductions."). 1983 figures for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series are from September 1 through December 31, 1983. 1993 figures for the Westpeak Value Growth and Loomis Sayles Avanti Growth Series are from May 1, 1993 through December 31, 1993. 1994 figures for the Loomis Sayles Small Cap Series are from May 2 through December 31, 1994. 1994 figures for all other series of the Zenith Fund are from November 1 through December 31, 1994. The charts do not show an Annual Effective Rate of Return for the Loomis Sayles Small Cap Series or for the other Zenith Fund Series that commenced operations in 1994 because none of these Series had a full year of operations.
(2) The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(3) The S&P 500 Stock Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. The annual percentage change figures have been adjusted to reflect reinvestment of dividends. 1983 figures are from September 1 through December 31, 1983.
(4) The Lehman Intermediate Government/Corporate Bond Index is a subset of the Lehman Government/Corporate Bond Index covering all issues with maturities between 1 and 10 years which is composed of taxable, publicly-issued, non-convertible debt obligations issued or guaranteed by the U.S. Government or its agencies and another Lehman index that is composed of taxable, fixed rate publicly-issued, investment grade non-convertible corporate debt obligations. 1983 figures are from September 1 through December 31, 1983.
(5) The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. 1983 figures are from September 1 through December 31, 1983.

  The chart below illustrates what would have been the change in value of a $250 monthly investment under a Contract in each of the Eligible Funds if purchase payments had been made on the first day of each month starting with September 1, 1983 for the Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series, May 1, 1993 for the Westpeak Value Growth and Loomis Sayles Avanti Growth Series, May 2, 1994 for the Loomis Sayles Small Cap Series and November 1, 1994 for the other series of the Zenith Fund. The figures shown do not reflect the deduction of any premium tax charge on surrender, and only surrender values, not Contract Values, reflect the deduction of any applicable Contingent Deferred Sales Charge. Each purchase payment is divided by the Accumulation Unit Value of each sub-account on the date of the investment to calculate the number of Accumulation Units purchased. The total number of units under the Contract is reduced on each Contract anniversary to reflect the $30 Administration Contract Charge, in the same manner as described in the illustrations of average annual total return. The Contract Value and the surrender value are calculated according to the methods described in the preceding examples. The annual effective rate of return in this illustration represents the compounded annual rate that the hypothetical purchase payments shown would have had to earn in order to produce the Contract Value and surrender value illustrated on December 31, 1994. See the Statement of Additional Information for a description of the method of calculating the annual effective rate of return in this illustration. The charts do not show an annual effective rate of return for the Loomis Sayles Small Cap Series or for the other Zenith Fund Series that commenced operations in 1994 because none of these Series had a full year of operations. Instead, the rates of return shown for these Series are not annualized.

                              INVESTMENT RESULTS
                     SEPTEMBER 1, 1983--DECEMBER 31, 1994
                    FOR BOND INCOME AND MONEY MARKET SERIES
   MAY 1, 1993--DECEMBER 31, 1994 FOR VALUE GROWTH AND AVANTI GROWTH SERIES
              MAY 2, 1994--DECEMBER 31, 1994 FOR SMALL CAP SERIES
       NOVEMBER 1, 1994--DECEMBER 31, 1994 FOR OTHER ZENITH FUND SERIES

                                                   CONTRACT VALUE
                                      -----------------------------------------
                                       BACK BAY   BACK BAY             LOOMIS
                                       ADVISORS   ADVISORS  WESTPEAK   SAYLES
                           CUMULATIVE    BOND      MONEY      VALUE    AVANTI
                           PAYMENTS*    INCOME     MARKET    GROWTH    GROWTH
                           ---------- ---------- ---------- --------- ---------
As of December 31:
 1983....................   $ 1,000   $ 1,011.27 $ 1,016.83
 1984....................     4,000     4,349.54   4,229.09
 1985....................     7,000     8,364.65   7,592.64
 1986....................    10,000    12,619.16  11,049.80
 1987....................    13,000    15,729.32  14,668.84
 1988....................    16,000    19,839.99  18,641.31
 1989....................    19,000    25,121.19  23,181.95
 1990....................    22,000    29,930.59  27,812.46
 1991....................    25,000    38,121.49  32,184.97
 1992....................    28,000    43,792.49  35,962.33
 1993....................    31,000    51,735.96  39,529.83 $2,121.35 $2,119.07
 1994....................    34,000    52,139.85  43,580.04  5,040.23  5,047.30
Annual Effective Rate of
 Return..................                  7.28%      4.27%     0.92%     1.08%

--------
NOTE: *For the Westpeak Value Growth and Loomis Sayles Avanti Growth Series, cumulative payments as of December 31, 1993 would be $2,000 and as of December 31, 1994 would be $5,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500.

                                                                  CONTRACT VALUE
                                     -------------------------------------------------------------------------
                                                SALOMON
                                      LOOMIS    BROTHERS   LOOMIS   ALGER    DRAYCOTT    VENTURE    SALOMON
                          CUMULATIVE  SAYLES      U.S.     SAYLES  EQUITY  INTERNATIONAL  VALUE  BROTHERS BOND
                          PAYMENTS*  SMALL CAP GOVERNMENT BALANCED GROWTH     EQUITY     GROWTH  OPPORTUNITIES
                          ---------- --------- ---------- -------- ------- ------------- ------- -------------
As of December 31:
 1994...................    $2,000   $1,937.19  $501.86   $501.65  $490.87    $509 33    $496.40    $491.13
Rate of Return**........                -0.71%    0.25%     0.22%   -1.22%      1.24%     -0.48%     -1.19%

                                                      SURRENDER VALUE
                                     -----------------------------------------
                                      BACK BAY   BACK BAY             LOOMIS
                                      ADVISORS   ADVISORS  WESTPEAK   SAYLES
                          CUMULATIVE    BOND      MONEY      VALUE    AVANTI
                          PAYMENTS*    INCOME     MARKET    GROWTH    GROWTH
                          ---------- ---------- ---------- --------- ---------
As of December 31:
 1983...................   $ 1,000   $   932.93 $   938.10
 1984...................     4,000     4,069.54   3,957.34
 1985...................     7,000     7,914.65   7,148.73
 1986...................    10,000    12,029.16  10,459.80
 1987...................    13,000    15,029.32  13,968.84
 1988...................    16,000    19,059.99  17,861.31
 1989...................    19,000    24,291.19  22,351.95
 1990...................    22,000    29,080.59  26,962.46
 1991...................    25,000    37,271.49  31,334.97
 1992...................    28,000    42,942.49  35,112.33
 1993...................    31,000    50,885.96  38,679.83 $1,961.35 $1,959.07
 1994...................    34,000    51,289.85  42,730.04  4,711.54  4,717.86
Annual Effective Rate of
 Return.................                  7.01%      3.94%    -6.62%    -6.48%

                                                                            SURRENDER VALUE
                                                          ----------------------------------------------------
                                                SALOMON
                                      LOOMIS    BROTHERS   LOOMIS   ALGER    DRAYCOTT    VENTURE    SALOMON
                          CUMULATIVE  SAYLES      U.S.     SAYLES  EQUITY  INTERNATIONAL  VALUE  BROTHERS BOND
                          PAYMENTS*  SMALL CAP GOVERNMENT BALANCED GROWTH     EQUITY     GROWTH  OPPORTUNITIES
                          ---------- --------- ---------- -------- ------- ------------- ------- -------------
As of December 31:
 1994...................    $2,000   $1,802.23  $463.83   $463.64  $453.61    $470.78    $458.76    $453.85
Rate of Return**........                -2.32%   -4.90%    -4.93%   -6.32%     -3.95%     -5.60%     -6.29%

--------
NOTES: *For the Westpeak Value Growth and Loomis Sayles Avanti Growth Series, cumulative payments as of December 31, 1993 would be $2,000 and as of December 31, 1994 would be $5,000. For the Loomis Sayles Small Cap Series, cumulative payments as of December 31, 1994 would be $2,000. For the other Zenith Fund Series, cumulative payments as of December 31, 1994 would be $500.
**Rates of return for these series are not annualized because the series had not had a full year of operations by December 31, 1994.

  The Variable Account may update the performance history of one or more of its sub-accounts on a quarterly basis by illustrating the one, five, and ten year growth (or the growth since inception, if less than one year) of a $10,000 single payment using the same method of calculation described on page A-40, but using the periods ending with the date of the quarterly illustration. Such illustrations will show the Contract Value at the end of the period and the cumulative return and annual effective rate of return for the period. The illustration may also include the cumulative return and annual effective rate of return of an appropriate securities index and the Consumer Price Index for the same period.

  The Variable Account will make available illustrations showing historical Contract Values and the annual effective rate of return, based upon hypothetical purchase payment amounts and frequencies, which can be selected by the client. The method of calculation described on page A-40 will be used, but the illustration will reflect the effect of any premium tax charge applicable in the state where the illustration is delivered. The beginning date of the illustration can be selected by the client. Contract Values will be shown as of the end of each calendar year in the period and as of the end of the most recent calendar quarter.

  Historical investment performance may also be illustrated by showing the percentage change in the Accumulation Unit Value and annual effective rate of return of a sub-account without reflecting the deduction of any Contingent Deferred Sales Charge or the annual $30 Administration Contract Charge, both of which have the effect of reducing historical performance.

The percentage change in unit value and annual effective rate of return of each sub-account may be shown from inception of the Eligible Fund to the date of the report and for the 1, 5, and 10 year periods ending with the date of the report. The percentage change in unit value and annual effective rate of return also may be compared with the percentage change and annual effective rate for the Dow Jones Industrial Average and S&P 500 Stock Index, unmanaged indices of stock performance described in Notes (2) and (3) to the preceding illustration of Annual Percentage Change in Contract Value and Annual Percentage Change in Surrender Value for a $10,000 Single Purchase Payment Contract. The percentage change is calculated by dividing the difference in unit or index values at the beginning and end of the period by the beginning unit or index value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return in this illustration.

  From time to time the Company may advertise (in sales literature or advertising material) performance rankings of the sub-accounts of the Variable Account assigned by independent services, such as Variable Annuity Research and Data Services ("VARDS"). VARDS monitors and ranks the performance of variable annuity accounts on an industry-wide basis in each of the major categories of investment objectives. The performance analysis prepared by VARDS ranks accounts on the basis of total return calculated using Accumulation Unit Values. Thus, the effect of the Contingent Deferred Sales Charge and $30 Administration Contract Charge assessed under the Contracts is not taken into consideration.

  From time to time, articles discussing the Variable Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar) may publish their own rankings or performance reviews of variable contract separate accounts, including the Variable Account. References to, reprints or portions of reprints of such articles or rankings may be used by the Company as sales literature or advertising material and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

  Dollar cost averaging allows a person to take advantage of the historical long-term stock market results, assuming that they continue, although it does not guarantee a profit or protect against a loss. If an investor follows a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are surrendered, for whatever reason, will be higher than the average cost per share.

  An investor using dollar cost averaging invests the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps an investor from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If the investor has the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

  Investors contemplating the use of dollar cost averaging should consider their ability to continue the on-going purchases so that they can take advantage of periods of low price levels.

DIVERSIFICATION

  Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires of that investment a safe return because a loss may risk the entire investment. By diversifying, on the other hand, an investor can more safely take a chance that some investments will under-perform and that others will over-perform. Thus an investor can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although portions of a diversified investment may be totally lost, other portions may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS

   Toll-free telephone service: --A recording of daily unit values is available by calling 1-800-333-2501.
                                --Fund transfers and changes of future purchase
                                 payment allocations can be made by calling 1-
                                 800-777-5897 (Not available for fund transfers
                                 under Contracts issued in New York.)
   Written Communications:      --All communications and inquiries regarding
                                 address changes, premium payments, billing,
                                 fund transfers, surrenders, maturities and any
                                 other processing matters relating to your
                                 Contract should be directed to:
                                New England Annuities
                                P.O. Box 642
                                Boston, Mass 02117

                                  APPENDIX B

                       CONTINGENT DEFERRED SALES CHARGE

  The following example illustrates how the Contingent Deferred Sales Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Contingent Deferred Sales Charge", no Contingent Deferred Sales Charge will apply if at any time more than 30 days from issue of the Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you subsequently withdraw the commuted value of amounts placed under any of those options, the Company will deduct from the amount you receive a portion of the Contingent Deferred Sales Charge that was waived, based on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Contingent Deferred Sales Charge would expire, to (2) the number of whole months that were remaining when the proceeds were applied to the option, until the date when the Contingent Deferred Sales Charge would expire.

  As an example, assume that $100,000 of Contract Value (net of any premium tax charge and Administration Contract Charge) is applied to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Contingent deferred Sales Charge waived on application of the proceeds to the payment option was $1,500. If the Payee surrenders the commuted value of the proceeds under option six months later, the Contingent Deferred Sales Charge would be $1,350 (representing the $1,500 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Contingent Deferred Sales Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Contingent Deferred Sales Charge would expire).

                               TABLE OF CONTENTS
                                      OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----
SERVICES TO THE VARIABLE ACCOUNT...........................................   3
PERFORMANCE COMPARISONS....................................................   3
CALCULATION OF PERFORMANCE DATA............................................   4
NET INVESTMENT FACTOR......................................................   7
ANNUITY PAYMENTS...........................................................   7
EXPERTS....................................................................  16
LEGAL MATTERS..............................................................  16
FINANCIAL STATEMENTS.......................................................  17

  If you would like to obtain a copy of the Statement of Additional Information, please complete the request for below and mail to:

  New England Securities Corporation
  399 Boylston Street
  Boston, Massachusetts 02116

              Please send a copy of the Statement of Additional
            Information of New England Variable Annuity Separate
            Account to:

            _______________________________________________________
            Name

            _______________________________________________________
            Street

            _______________________________________________________
            City                     State                      Zip